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Exhibit 10.3

Certain portions of this exhibit, marked by [***], have been excluded because they are both not material and are the type that the registrant treats as private or confidential.

Research, Development, and License Agreement

Among

Ionis Pharmaceuticals, Inc.,

And

F. Hoffmann-La Roche Ltd

And

Hoffmann-La Roche Inc.

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RESEARCH, DEVELOPMENT, AND LICENSE AGREEMENT

This   RESEARCH,   DEVELOPMENT,   AND   LICENSE   AGREEMENT   (the “Agreement”) is entered into as of the 26th day of September, 2023 (the “Effective Date”) by and among Ionis Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad, California 92010 (“Ionis”), F. Hoffmann-La Roche Ltd, a Swiss corporation, having its principal place of business at Grenzacherstrasse 124, 4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., a New Jersey corporation, having its principal place of business at 150 Clove Road, Suite 8, Little Falls, New Jersey 07424 (“Roche US”; Roche Basel and Roche US are collectively referred to as “Roche”). Roche and Ionis each may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, Ionis has expertise in discovering and developing antisense drugs, and is researching compounds to identify and select drugs to treat Huntington’s Disease and Alzheimer’s Disease;

WHEREAS, Roche has expertise in developing and commercializing drugs, and Roche is interested in researching, developing and commercializing antisense drugs to treat Huntington’s Disease and Alzheimer’s Disease;

WHEREAS, Roche and Ionis desire to conduct research activities to identify and select at least one antisense drug to treat each of Huntington’s Disease and Alzheimer’s Disease;

WHEREAS, Roche desires Ionis to develop each drug until delivery of a Handoff Data Package, after which responsibility for further Development, Manufacturing and Commercialization (terms defined further below) of such drug will transition to Roche;

NOW, THEREFORE, in consideration of the respective covenants, representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE 1.
DEFINITIONS

The terms used in this Agreement with initial letters capitalized, whether used in the singular or the plural, will have the meaning set forth in APPENDIX 1, or if not listed in APPENDIX 1, the meaning designated in places throughout the Agreement.

ARTICLE 2.
AGREEMENT OVERVIEW

2.1.
The intent of this collaboration is for the Parties to conduct research programs directed to each of the gene targets [***] and [***] (each a “Target”). The research programs will be (i) an Ionis [***] program initially centered around the research of Oligonucleotides designed to bind to the RNA that encodes [***] with the goal of designating an Ionis Development Candidate for Huntington’s Disease and (ii) an Ionis [***] program centered around the research of Oligonucleotides designed to bind to the RNA that encodes [***] with the goal of designating an Ionis Development Candidate for Alzheimer’s Disease, and in each case ((i) and (ii)), Ionis will deliver for each Program a Handoff Data Package to Roche. On a Program-by-Program basis, (a) Ionis will perform and fund the activities allocated to it under the applicable R&D Plan from the Effective Date until the date of Handoff for such Program (the “Handoff Period”); (b) after Handoff has taken place, Roche will be responsible for all further development, manufacturing, regulatory and commercial activities related to the Products for such Program (including drafting the IND for such Products), unless agreed otherwise in a written agreement signed by each Party’s authorized representative; and (c) the Parties, through a joint manufacturing committee, will discuss and agree upon a manufacturing strategy for each Program through [***] for such Program.

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2.2.
In addition, the Parties intend to enter into an agreement to conduct [***]. Upon completion of [***]. Any [***], which will incorporate the terms and principles set forth in SCHEDULE 2.2 but in any event will not [***].

2.3.
The purpose of this ARTICLE 2 is to provide a high-level overview of the roles, responsibilities, rights and obligations of each Party under this Agreement with regard to the R&D Plans and Products, and therefore this ARTICLE 2 is qualified in its entirety by the more detailed provisions of this Agreement set forth below.

ARTICLE 3.
RESEARCH AND DEVELOPMENT

3.1.	Programs.

3.1.1.
R&D Plans. The R&D Plans for each Target are attached hereto as APPENDIX 2. Each such R&D Plan sets forth the research and preclinical Development activities that Ionis (with certain contributions by Roche) will conduct within the given timelines to designate at least one Ionis Development Candidate and deliver one Handoff Data Package.

3.1.2.
Conducting the R&D Plans. For each Target, during the Handoff Period, Ionis and Roche will use Commercially Reasonable Efforts to conduct the research and Development activities allocated to such Party according to the applicable R&D Plan with the goal of delivering at least one Compound that fulfills the Success Criteria for such Target.

3.1.3.	Ionis Development Candidate Designation; IND-Enabling Toxicology Study Costs.

(a)
Unless otherwise mutually agreed by the Parties, Ionis’ Research Management Committee (“RMC”) [***]. For a given Compound that Ionis’ RMC proposes as a potential Ionis Development Candidate, Ionis will provide to Roche the applicable Development Candidate Data Package, which Development Candidate Data Package will identify the proposed Compound and all Related Compounds. Within [***] after Roche’s receipt of a Development Candidate Data Package pursuant to this Section 3.1.3(a), Roche will notify Ionis in writing of any omissions or deficiencies that Roche reasonably believes in good faith cause the Development Candidate Data Package to be incomplete with respect to the applicable proposed Ionis Development Candidate or Related Compound(s) described therein (a “Development Candidate Data Package Deficiency Notice”). Within [***] after Ionis’ receipt of a Development Candidate Data Package Deficiency Notice, Ionis will resubmit a complete Development Candidate Data Package to Roche. Within [***] after Roche’s receipt of the applicable complete Development Candidate Data Package, the JSC will convene to discuss and recommend the proposed Compound (or, alternatively, a Related Compound) as an Ionis Development Candidate. Should the JSC recommend the designation of the Compound (or a Related Compound) as an Ionis Development Candidate, then within [***] after such recommendation, Roche shall confirm designation of such Compound as an Ionis Development Candidate.

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(b)
If the JSC recommends such designation and Roche confirms such designation, then subject to Section 3.1.6 (Roche Performing IND- Enabling Toxicology Studies for First Ionis Development Candidate), Ionis shall be responsible to perform IND-Enabling Toxicology Studies with respect to such Ionis Development Candidate. The cost for such studies, including CMC cost, shall be handled, as follows: (i) if Ionis performs the IND-Enabling Toxicology Studies, then [***] will pay for the cost of such IND-Enabling Toxicology Studies for such Ionis Development Candidate (subject to Section 7.2 ([***])), and [***] will pay [***] for the Costs of the IND-Enabling Toxicology Studies for any subsequent Ionis Development Candidate, if applicable, for the same Target, and (ii) if Roche performs the IND-Enabling Toxicology Studies, then [***] will pay all costs for such studies.

(c)
If (i) the JSC does not recommend such designation (and does not, as an alternative, recommend designation of a Related Compound), or (ii) the JSC recommends such designation (or, alternatively, the designation of a Related Compound) but Roche does not confirm the designation of such Compound (or Related Compound, as applicable) as an Ionis Development Candidate within [***], then, unless the Compound is [***] and designated by Ionis as a potential Follow-On Ionis Development Candidate under Section 3.6.2 (Follow-On Development Candidates [***]), Ionis shall have the right to terminate the Agreement for such Program in accordance with Section 3.10 (Failure to Identify or Designate an Ionis Development Candidate).

3.1.4.
Handoff Data Package. Once available to Ionis, Ionis will promptly deliver to Roche the pharmacology, toxicology, histology and pharmacokinetic data generated from the IND-Enabling Toxicology Studies and any other studies it is responsible for under the R&D Plans and will provide Roche with Ionis’ portion of the applicable Handoff Data Package (i.e., the data for which Ionis is responsible). Within [***] after receipt of such information, Roche will notify Ionis of any omissions or deficiencies that Roche believes in good faith cause Ionis’ portion of the Handoff Data Package to be incomplete with respect to the applicable Ionis Development Candidate. Within [***] after Ionis’ receipt of such notice from Roche, Ionis will resubmit its complete portion of the Handoff Data Package to Roche. Roche will complement the Handoff Data Package with data that Roche is responsible for, and the JSC will then review the Handoff Data Package and assess if the Handoff Data Package Criteria are met, subject to Section 3.1.7 (Failure to Achieve Handoff Data Package Criteria; Disputes over Achievement of Handoff Data Package Criteria). For clarity, [***]. If the Parties mutually agree to [***], then the Parties will memorialize such agreement in a writing signed by each Party’s authorized representative.

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3.1.5.
Handoff. On an Ionis Development Candidate-by-Ionis Development Candidate basis, once the Handoff Data Package Criteria for the applicable Ionis Development Candidate is deemed to have been achieved as set forth in Section 3.1.4 (Handoff Data Package) or Section 3.1.6 (Roche Performing IND- Enabling Toxicology Studies for First Ionis Development Candidate), as applicable (the “Handoff”), the responsibility for further Development of such Ionis Development Candidate (including drafting the IND for such Ionis Development Candidate) transitions from Ionis to Roche, and Ionis will have no further responsibilities under the applicable R&D Plan.

3.1.6.
Roche Performing IND-Enabling Toxicology Studies for First Ionis Development Candidate. No later than [***] prior to the JSC’s expected designation of an Ionis Development Candidate for a given Target under Section 3.1.3 (Ionis Development Candidate Designation; IND-Enabling Toxicology Study Costs), Roche may, at its discretion, decide to perform IND-Enabling Toxicology Studies for such Ionis Development Candidate and prepare the related data package to be included within the Handoff Data Package instead of Ionis. In such instance, the milestone payment set forth in Section 7.2 ([***]) will not apply and [***] shall be responsible for the costs of such IND-Enabling Toxicology Studies. Once available to Roche, Roche will consolidate the respective pharmacology, toxicology, histology and pharmacokinetic data generated from the IND-Enabling Toxicology Studies together with other data each Party may be responsible for and present the completed Handoff Data Package at the JSC. The JSC will then convene to discuss such data package and confirm whether the Handoff Data Package Criteria have been met. If the JSC does not agree as to whether the Handoff Data Package Criteria have been met, then such matter shall be resolved in accordance with Section 3.1.7 (Failure to Achieve Handoff Data Package Criteria; Disputes over Achievement of Handoff Data Package Criteria). For clarity, [***]. If the Parties mutually agree to [***], then the Parties will memorialize such agreement in a writing signed by each Party’s authorized representative.

3.1.7.	Failure to Achieve Handoff Data Package Criteria; Disputes over Achievement of Handoff Data Package Criteria.

(a)
If the Parties agree that the Handoff Data Package Criteria for a given Ionis Development Candidate are not met, then for a period of [***] beginning [***], as applicable, the Parties shall reasonably cooperate to identify suitable Related Compound(s) and Roche may select one of these Related Compounds and present it to the JSC to decide whether to designate such Related Compound as a replacement of the initial Ionis Development Candidate. If the JSC designates such Related Compound as an Ionis Development Candidate, then, at [***] but subject to Section 3.1.7(b), either Roche or Ionis will perform the IND-Enabling Toxicology Studies for such Ionis Development Candidate, and [***] will pay for the costs of such studies.

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(b)
If the Parties disagree whether the Handoff Data Package Criteria have been met with respect to a given Ionis Development Candidate and Roche wishes to select a Related Compound to replace the initial Ionis Development Candidate, then for a period of [***] beginning [***], Roche may so designate such Related Compound as a replacement Ionis Development Candidate, and Roche will perform the IND-Enabling Toxicology Studies for such Ionis Development Candidate at [***] expense.

3.1.8.	Development of Additional Compounds.

(a)
Related Compounds. On a Target-by Target basis, at any time after [***] under Section 3.1.3(a), provided that [***], Roche may initiate a Development program on a Related Compound [***] Roche will promptly provide written notice to Ionis following [***], which notice will identify the Related Compound that is the subject of such Development program. Roche will be solely responsible for all subsequent Development and Commercialization of such Related Compound.

(b)
Compounds that Are Not Related Compounds. At any time after the Effective Date, provided that [***], if Roche wishes to [***] then Roche will notify Ionis in writing of the [***]. Within [***] after such notice, the JSC (or the Parties, if the JSC has been dissolved) will meet to discuss whether [***]. Following such meeting, Roche may [***], unless [***]. Following such meeting [***], Roche will be responsible for all subsequent Development and Commercialization of such Compound.

3.1.9.	Performance Milestones During the Handoff Period. For each Target, during the Handoff Period:

(a)
Ionis will use Commercially Reasonable Efforts to present to the JSC (i) at least [***] for [***] that Ionis in good faith believes meets the Success Criteria within [***] after the Effective Date and (ii) at least [***] for [***] that Ionis in good faith believes meets the Success Criteria within [***] after the Effective Date;

(b)
if Ionis is conducting the IND-Enabling Toxicology Studies for a given Ionis Development Candidate, then Ionis will use Commercially Reasonable Efforts to complete the IND-Enabling Toxicology Studies for such Ionis Development Candidate within [***] after the designation of such Ionis Development Candidate; and

(c)
if Roche is conducting the IND-Enabling Toxicology Studies for a given Ionis Development Candidate, then Roche will use Commercially Reasonable Efforts to complete the IND-Enabling Toxicology Studies for such Ionis Development Candidate within [***] after the designation of such Ionis Development Candidate.

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3.2.	Disclosure of Results. Ionis and Roche will provide reports and analyses at each JSC meeting, and more frequently [***], detailing the current status of each R&D Plan.

3.3.	Governance.

3.3.1.	Joint Steering Committee.

(a)
Establishment; Composition; Working Groups; Dissolution. Within [***] after the Effective Date, the Parties will establish a joint steering committee (“JSC”) to govern the activities under the R&D Plans (i.e. until Handoff). The Parties may utilize either a single JSC or may choose to have a JSC for each Target. The JSC will consist of [***] qualified representatives appointed by Ionis, and [***] qualified representatives appointed by Roche. Each Party will designate one of its representatives to act as the co-chairperson of the JSC. The co- chairpersons will be responsible for overseeing the activities of the JSC. The JSC will determine the JSC operating procedures at its first meeting, which will be codified in the written minutes of the first JSC meeting. The JSC will determine the frequency of meetings, location of meetings, and responsibilities for agendas and minutes. The JSC may hold meetings in person or by audio or video conference as determined by the JSC. Alliance Managers are invited to attend JSC meetings as participating non-members. In addition, upon prior approval of the other Party, each Party may invite its employees or consultants to attend JSC meetings, including any subject matter expert(s) with valuable knowledge of [***], [***], Huntington’s Disease, or Alzheimer’s Disease. The co-chairpersons will be responsible for ensuring that activities occur as set forth in this Agreement, including ensuring that JSC meetings occur, JSC recommendations are properly reflected in the minutes, and any dispute is given prompt attention and resolved in accordance with Section 3.3.1(c) (Decision-Making), Section 8.2.3 (Inventorship) and Section 13.1 (Dispute Resolution), as applicable. The JSC will form one or more subcommittees and working groups as it determines in order to discuss progress under the R&D Plans, [***], and to carry out its other activities under this Agreement. Any such subcommittees or working groups may act as an informal forum for the exchange of data arising from the performance of the R&D Plans, and will dissolve when the JSC dissolves. Reasonably in advance ([***]) of any meeting of [***], Ionis will share with any such working group [***]. On a Target-by-Target basis, the JSC will dissolve once all Ionis Development Candidates have either [***] or been terminated in accordance with Section 11.2 (Termination).

(b)	Responsibilities. The JSC will perform the following functions:

(i)	Oversee the Parties’ activities under the respective R&D Plans;

(ii)	Oversee subcommittees of the JSC;

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(iii)	Approve amendments to the R&D Plans;

(iv)	Approve amendments to the Success Criteria;

(v)	Determine whether a Development Candidate Data Package is complete;

(vi)	Determine whether to recommend designating a Compound or, if applicable, Related Compound as an Ionis Development Candidate following review of the applicable Development Candidate Data Package;

(vii)	Determine whether the Handoff Data Package Criteria have been satisfied;

(viii)	Approve the Technology Transfer Plan and amendments following Handoff;

(ix)	Record recommendations and decisions of the JSC in the JSC’s meeting minutes; and

(x)	Such other review and advisory responsibilities assigned to the JSC pursuant to this Agreement.

(c)	Decision-Making.

(i)
Committee Decision-Making. Decisions by the JSC will be made by unanimous consent with each Party’s representatives having, collectively, one vote. At any given meeting of the JSC, a quorum will be deemed reached if a voting representative of each Party is present or participating in such meeting. No action taken at any meeting of the JSC will be effective unless there is a quorum at such meeting. Unless otherwise specified in this Agreement, no action will be taken with respect to a matter for which the JSC has not reached unanimous consensus.

(ii)	Final Decision-Making Authority.

(1)
If the JSC cannot unanimously agree on a matter to be decided by it within [***], then the matter will be referred to the Executives for resolution as set forth in Section 13.1.1 (Escalation), without application of Section 13.1.2 (Binding Arbitration).

(2)
Except as set forth otherwise in this Agreement, if the Executives cannot reach agreement on a matter referred by the JSC within [***], then: (A) each Party will have final decision-making authority with respect to the conduct of its activities under each R&D Plan (provided that such conduct is in accordance with the applicable R&D Plan); (B) Roche will have final decision- making authority with respect to (1) [***], (2) [***], (3) [***], (x) [***], (y) [***], and (z) [***], (4) [***], (5) [***], and (6) [***].

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(3)	Additional Costs Due to [***]. For a given Program, if [***] or [***], then such increased Costs shall be shared as follows: [***] shall bear such Costs [***]; and [***] shall bear such Costs [***].

(4)
Notwithstanding anything to the contrary in this Section 3.3.1(c)(ii) (Final Decision-Making Authority), a Party will not have final decision-making authority with respect to [***] of a Product if the other Party has a reasonable good faith belief that [***].

(5)
Except as otherwise expressly stated in this Agreement, the JSC will have no decision-making authority and will act as a forum for sharing information about the activities conducted by the Parties hereunder and as an advisory body, in each case only on the matters described in, and to the extent set forth in, this Agreement.

(iii)	Decision-Making After Handoff. After Handoff has occurred for a given Ionis Development Candidate, the JSC has no authority to make decisions with respect to such candidate.

3.3.2.	Joint Manufacturing Committee.

(a)
Establishment; Composition; Dissolution. Within [***] after the creation of the JSC, the Parties will establish a joint manufacturing committee (“JMC”) to govern the manufacturing of API to support the activities under the R&D Plans (i.e. until Handoff). The JMC will be deemed a subcommittee of the JSC, as described above in Section 3.3.1(a) (Establishment; Composition; Working Groups; Dissolution), and will have the responsibilities set forth in Section 3.3.2(b) (JMC Responsibilities). The JMC will consist of [***] qualified representatives appointed by Ionis, and [***] qualified representatives appointed by Roche. Alliance Managers are invited to attend JMC meetings as participating non-members. In addition, upon prior approval of the other Party, each Party may invite its employees or consultants to attend JMC meetings, including any subject matter expert(s) with valuable knowledge of [***], [***], Huntington’s Disease, or Alzheimer’s Disease. The JMC will dissolve upon the earlier of (i) dissolution of the JSC, (ii) termination of this Agreement, and (iii) the Parties’ mutual agreement to dissolve the JMC.

(b)	JMC Responsibilities. The JMC will perform the following functions:

(i)
develop, discuss and approve the manufacturing strategy and plan for manufacturing API and Finished Drug Product for each Program through [***] for such Program, which plan will be part of the R&D Plan for the applicable Program;

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(ii)	establish and revise the Handoff Data Package Criteria related to CMC matters;

(iii)	determine whether the Handoff Data Package Criteria related to CMC matters for each Ionis Development Candidate have been satisfied;

(iv)	establish the manufacturing part of the Technology Transfer Plan;

(v)	perform such other functions as determined by the JSC.

(c)	JMC Decision-Making.

(i)
Committee Decision-Making. Decisions by the JMC will be made by unanimous consent with each Party’s representatives having, collectively, one vote. At any given meeting of the JMC, a quorum will be deemed reached if a voting representative of each Party is present or participating in such meeting. No action taken at any meeting of the JMC will be effective unless there is a quorum at such meeting. Unless otherwise specified in this Agreement, no action will be taken with respect to a matter for which the JMC has not reached unanimous consensus.

(ii)
Escalation to JSC. If the JMC cannot unanimously agree on a matter to be decided by it within [***], then the matter will be referred to the JSC for resolution in accordance with Section 3.3.1(c)(ii) (Final Decision-Making Authority).

3.3.3.
Alliance Managers. Each Party will appoint a representative to act as its alliance manager (each, an “Alliance Manager”) for facilitating communication and collaboration between the Parties. Each Alliance Manager will be responsible for (a) facilitating resolution of potential and pending issues and potential disputes to enable the JSC to reach consensus and avert escalation of such issues or potential disputes, (b) supporting the co-chairpersons with organization of JSC meetings, information exchange, meeting minutes, as necessary, and (c) preparing status and progress reports on the above as determined necessary by the JSC.

3.4.	Manufacturing and Supply. Unless otherwise expressly agreed to by the JMC:

3.4.1.	Supplies for Activities under R&D Plans.

(a)
Supplies for Activities During Handoff Period. Subject to Section 3.4.1(c) (Technology Transfer During Handoff Period), on a Program- by-Program basis, during the Handoff Period for such Program, at [***], Ionis will supply cGMP [***] for the [***] Program, and [***] API, or a combination of both [***] API for the [***] Program, in each case for use in IND- Enabling Toxicology Studies for the first Ionis Development Candidate generated under the applicable R&D Plan and, at [***] cost, cGMP material for use in the [***] for such Ionis Development Candidate. Ionis’ supply obligation hereunder will be at least [***], but no more than [***] of cGMP API per Ionis Development Candidate.

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(b)
Supplies for Activities After Handoff. After Handoff, Ionis will deliver to Roche, if Roche desires, any inventory of cGMP API, radiolabeled material, cGMP Finished Drug Product, packaged clinical trial material, and cGMP packaged trial material containing the Ionis Development Candidate then in Ionis’ possession, and Roche will pay Ionis for such materials at Ionis’ Fully Absorbed Cost of Goods, as set forth in SCHEDULE 3.4.1(b).

(c)
Technology Transfer During Handoff Period. For any Compound (except [***] as an Ionis Development Candidate that is designed to bind to the RNA that encodes [***]), Roche may, at its discretion, no later than [***] before the anticipated designation of an Ionis Development Candidate, request a technology transfer under Section 3.5 (Technology Transfer Implementation) and assume responsibility to manufacture and supply API for the IND-Enabling Toxicology Studies for such Ionis Development Candidate (and for all future Clinical Studies of such Ionis Development Candidate).

3.5.
Technology Transfer Implementation. After Handoff for a given Ionis Development Candidate (or earlier if agreed between the Parties), the Parties will establish a technology transfer plan (“Technology Transfer Plan”) under which Ionis will provide reports and information generated by or on behalf of Ionis in performing its activities under the applicable R&D Plan that are necessary for Roche to draft the IND, and the Parties will conduct the transfer activities with respect to the applicable Ionis Development Candidate in accordance with such Technology Transfer Plan.

3.5.1.
Licensed Know-How – Generally. As part of the activities to be performed under the Technology Transfer Plan, Ionis will deliver to Roche copies of Licensed Know-How with respect to the applicable Ionis Development Candidate (other than the Ionis Manufacturing and Analytical Know-How) in the Field in Ionis’ possession not previously provided hereunder, for use solely in accordance with the license granted under Section 5.1.2 (Development and Commercialization License Grant to Roche) to Roche for such Ionis Development Candidate, together with all regulatory documentation (including drafts) related to such Ionis Development Candidate. To assist with the transfer of such Licensed Know-How, Ionis will make its personnel reasonably available to Roche during normal business hours to transfer such Licensed Know-How.

3.5.2.
Ionis Manufacturing and Analytical Know-How. As part of the activities to be performed under the Technology Transfer Plan, Ionis will deliver, at Roche’s election, to one of either (a) [***], or (b) [***] solely to Manufacture API on Roche’s behalf, copies of the Ionis Manufacturing and Analytical Know-How relating to the applicable Ionis Development Candidate in Ionis’ possession not previously provided hereunder, which is necessary for the exercise by Roche, its Affiliates or a Third Party of the Manufacturing rights granted under Section 5.1.2 (Development and Commercialization License Grant to Roche).

3.5.3.
Technology Transfer Costs. Ionis will provide up to [***] of technology transfer activities under this Section 3.5 (Technology Transfer Implementation) at [***]. Thereafter, if reasonably requested by Roche, Ionis will provide reasonable transfer support, and [***].

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3.6.	Follow-On Ionis Development Candidates.

3.6.1.
Follow-On Development Candidates [***]. On a Program- by-Program basis, for a period starting from [***] and ending on the date that is [***], if Ionis’ RMC designates as a development candidate ready to start IND-Enabling Toxicology Studies one or more [***] discovered by or on behalf of Ionis that are designed to bind to the RNA that encodes the applicable Target for such Program and that satisfy the Success Criteria and that are not Compounds, then Ionis will notify Roche in writing and will provide Roche with the data package presented to Ionis’ RMC in connection with the approval by Ionis’ RMC of such [***]. Roche will then have [***] from delivery of such data package to provide written notice to Ionis electing to deem such [***] as a Follow-On Ionis Development Candidate and thereafter such Follow-On Ionis Development Candidate and [***] shall be considered Compounds, and Roche shall continue activities under this Agreement with respect to such Follow-On Ionis Development Candidate. If Roche provides such timely written notice, then Roche will be responsible for the conduct and costs of any further research, Development, Manufacturing, and Commercialization activities for such Follow-On Ionis Development Candidate, and all terms of this Agreement will apply to such Follow-On Ionis Development Candidate, including, but not limited to, Section 7.3 (One-time Milestone Payments for Achievement of Milestone Events), Section 7.4 (Royalties), and Section 7.5 (Royalty Payments and Reports). If [***], then [***].

3.6.2.
Follow-On Development Candidates [***]. Subject to Section 3.6.3 ([***]), on a Program-by-Program basis, for a period starting from [***] and ending on the date that is [***], if Ionis’ RMC designates as a development candidate ready to start IND-Enabling Toxicology Studies one or more [***] discovered by Ionis that are designed to bind to the RNA that encodes the applicable Target for such Program and that satisfy the Success Criteria and that are not Compounds, then Ionis will notify Roche in writing and will provide Roche with the data package presented to Ionis’ RMC in connection with the approval by Ionis’ RMC of such [***]. Roche will then have [***] from delivery of such data package to provide written notice to Ionis electing to deem such [***] as a Follow-On Ionis Development Candidate and thereafter continue activities under this Agreement with respect to such Follow-On Ionis Development Candidate. If Roche provides such timely written notice, then such Follow-On Ionis Development Candidate and [***] shall be considered Compounds, and Roche will be responsible for the conduct and costs of any further research, Development, Manufacturing, and Commercialization activities for such Follow-On Ionis Development Candidate, and all terms of this Agreement will apply to such Follow-On Ionis Development Candidate, including, but not limited to, Section 7.3 (One-time Milestone Payments for Achievement of Milestone Events), Section 7.4 (Royalties), and Section 7.5 (Royalty Payments and Reports). If [***], then [***].

3.6.3.	Roche [***]. On a [***] basis, at any time after [***] until the [***], if [***], then [***]. Upon [***] receipt of [***], [***] will [***] with respect to [***].

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3.6.4.
Agreement by the Parties to Discover and Develop Additional Ionis Development Candidates. At any time after the expiration of the period ending [***] after [***], the Parties may mutually agree to collaborate on the research, discovery and development of an Oligonucleotide designed to bind to a Target that is not a Related Compound or a Follow-On Ionis Development Candidate. Any such future collaboration is subject to the Parties’ good faith negotiation and execution of a new agreement or an amendment of this Agreement.

3.7.
Subcontracting. Each Party may engage Third Party subcontractors to perform certain of its obligations under this Agreement. Any subcontractor engaged to perform a Party’s obligations under this Agreement will meet the qualifications typically required by such Party for the performance of work similar in scope and complexity and will execute such Party’s standard nondisclosure agreement. Any Party engaging a subcontractor hereunder will remain responsible for such activities.

3.8.
Materials Transfer. To facilitate the activities under each R&D Plan, either Party may provide certain materials for use by the other Party. All such materials will be used by the receiving Party in accordance with terms of this Agreement solely for purposes of exercising its rights and performing its obligations under this Agreement, and the receiving Party will not transfer such materials to any Third Party except with the written consent of the supplying Party. Except as expressly set forth herein, THE MATERIALS ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

3.9.
Applicable Laws. Each Party will perform its activities pursuant to this Agreement in compliance with good laboratory and clinical practices and, except where stated otherwise, cGMP, in each case as applicable under the laws and regulations of the country and the state and local government wherein such activities are conducted.

3.10.	Failure to Identify or Designate an Ionis Development Candidate. On a Program- by-Program basis:

3.10.1.
if, despite Ionis’ Commercially Reasonable Efforts, Ionis has not proposed any Compound for potential designation as an Ionis Development Candidate within  (a)   [***] after [***] for the [***] Program, or (b) [***] after [***] for the [***] Program, then, notwithstanding any provision to the contrary in this Agreement, (i) work under the applicable R&D Plan will stop; (ii) the Parties will no longer have an obligation to perform any activities under this ARTICLE 3 with respect to the applicable Program; and (iii) either Party may terminate the applicable Program, as further specified in Section 11.2.6(a); and

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3.10.2.
if the JSC does not recommend the designation of a proposed Compound (and does not, as an alternative, recommend designation of a Related Compound) within the timeline set forth in Section 3.1.3(a), or Roche, following the JSC’s recommendation to designate a Compound (or Related Compound, as applicable) as an Ionis Development Candidate, does not confirm such recommendation [***] in accordance with Section 3.1.3 (Ionis Development Candidate Designation; IND-Enabling Toxicology Study Costs), then, except as set forth in Section 3.1.3(c), and notwithstanding any other provision to the contrary in this Agreement, (a) work under the applicable R&D Plan will stop; (b) the Parties will no longer have an obligation to perform any activities under this ARTICLE 3 with respect to the applicable Program; and (c) Ionis may terminate the applicable Program, as further specified in Section 11.2.6(b).

ARTICLE 4.
EXCLUSIVITY COVENANTS

4.1.	Exclusivity.

4.1.1.
[***] Exclusivity Covenants Before Handoff. On a Target-by-Target basis, except in the performance of its obligations or exercise of its rights under this Agreement, and except as set forth in Section 4.1.3 (Limitations and Exceptions to Exclusivity Covenants), [***] will work [***] (including the grant of any license to any Third Party) with respect to the [***] that is designed to bind to the RNA that encodes the applicable Target in the Field from the Effective Date until the earlier of (a) the date of Handoff with respect to the first Ionis Development Candidate directed to such Target and (b) termination of this Agreement with respect to such Target.

4.1.2.
[***] Exclusivity Covenants After Handoff. On a Target-by-Target basis, except in the performance of its obligations or exercise of its rights under this Agreement, and except as set forth in Section 4.1.3 (Limitations and Exceptions to Exclusivity Covenants), [***] will not work on its own or with any of its Affiliates or any Third Party (including the grant of any license to any Third Party) with respect to the [***] that is designed to bind to the RNA that encodes the applicable Target in the Field from the date of Handoff with respect to the first Ionis Development Candidate directed to such Target until the earlier of (a) the [***] and (b) termination of this Agreement with respect to such Target; provided, however, that if (i) [***], then [***] exclusivity obligations hereunder will end on the [***], and (ii) provided that [***], then [***] exclusivity obligations hereunder will end on the [***].

4.1.3.
Limitations and Exceptions to Exclusivity Covenants. Notwithstanding anything to the contrary in Section 4.1.1 ([***] Exclusivity Covenants Before Handoff) and Section 4.1.2 ([***] Exclusivity Covenants After Handoff), the Parties and their Affiliates may perform the following activities:

(a)	all activities permitted or contemplated under this Agreement; and

(b)
with regard to Ionis and its Affiliates: (i) any activities pursuant to the Prior Agreements as in effect on the Effective Date; and (ii) the granting of, or performance of obligations or exercise of rights under, Permitted Licenses.

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4.2.
Effect of Exclusivity on Indications. Ionis and Roche are subject to certain exclusivity covenants under Section 4.1.1 ([***] Exclusivity Covenants Before Handoff) and Section 4.1.2 ([***] Exclusivity Covenants After Handoff); however, the Parties acknowledge and agree that each Party (on its own or with a Third Party or an Affiliate) may pursue products for the same indication as a Product so long as such product does not breach Section 4.1 (Exclusivity).

ARTICLE 5.
LICENSE GRANTS

5.1.	License Grants; Sublicense Rights.

5.1.1.
Research License Grant to Roche. Subject to the terms of this Agreement, Ionis hereby grants to Roche a worldwide, non-exclusive, royalty-free, sublicensable (in accordance with Section 5.1.4 (Sublicense Rights) below) license under the Licensed Technology to perform the Roche R&D Activities during the Handoff Period; provided that, (a) for clarity, such license shall not include a license to conduct any clinical Development activities with respect to, or Commercialize, any Compounds or Products, and (b) such license includes a license under the Ionis Manufacturing and Analytical Patents and Ionis Manufacturing and Analytical Know-How to Manufacture API only if Roche elects to assume responsibility for Manufacturing and supplying such API under Section 3.4.1(c) (Technology Transfer During Handoff Period).

5.1.2.
Development and Commercialization License Grant to Roche. Subject to the terms of this Agreement, Ionis hereby grants to Roche a worldwide, exclusive, royalty-bearing, sublicensable (in accordance with Section 5.1.4 (Sublicense Rights) below) license under the Licensed Technology to research, Develop, Manufacture, have Manufactured (in accordance with Section 5.1.4 (Sublicense Rights) below) and Commercialize Compounds and Products in the Field; provided that [***].

5.1.3.	Cross-Licenses under Collaboration Intellectual Property.

(a)
Enabling License to Roche from Ionis. Subject to the terms of this Agreement (including [***]), Ionis hereby grants to Roche a worldwide, fully paid-up, royalty-free, non-exclusive, sublicensable license under any Ionis Collaboration Technology to research, develop, manufacture, have manufactured and commercialize products that are not Products in the Field; and

(b)
Enabling License to Ionis from Roche. Subject to the terms of this Agreement (including [***]), Roche hereby grants to Ionis a worldwide, fully paid-up, royalty-free, non-exclusive, sublicensable license under any Roche Collaboration Technology, to research, develop, manufacture, have manufactured and commercialize products that are not Products in the Field.

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5.1.4.	Sublicense Rights.

(a)
Subject to the terms of this Agreement, Roche will have the right to grant sublicenses under any license granted under Section 5.1.1 (Research License Grant to Roche), Section 5.1.2 (Development and Commercialization License Grant to Roche) and Section 5.1.3(a) (Enabling License to Roche from Ionis):

(i)	under the Ionis Core Technology Patents, Ionis Product-Specific Patents, Ionis Collaboration Technology and Ionis Know-How to an Affiliate of Roche or a Third Party; and

(ii)	under the Ionis Manufacturing and Analytical Patents and Ionis Manufacturing and Analytical Know-How solely to (y) [***] or (z) [***].

(b)
Requests to Grant Sublicenses to CMOs. If Roche provides Ionis with a written request that Ionis grant a license under the Ionis Manufacturing and Analytical Patents and Ionis Manufacturing and Analytical Know- How to a CMO designated by Roche that is not a Licensed CMO, solely for such CMO to Manufacture Products for Roche, its Affiliate or Sublicensee in a manufacturing facility owned or operated by such CMO, Ionis will [***].

(c)
Enforcing Sublicenses. Each sublicense by Roche under this Agreement will be subject to, and consistent with, the terms of this Agreement. Roche shall be responsible to ensure compliance by its Sublicensees with the terms and conditions of this Agreement. If Ionis reasonably believes a Roche Sublicensee may be violating the terms of this Agreement, then, within [***] after [***], Roche will provide Ionis a full and complete copy of the sublicense Roche entered with such Sublicensee.

5.1.5.
No Implied Licenses. All rights in and to Licensed Technology not expressly licensed to Roche under this Agreement are hereby retained by Ionis or its Affiliates. All rights in and to Roche Technology not expressly licensed or assigned to Ionis under this Agreement, are hereby retained by Roche or its Affiliates. Except as expressly provided in this Agreement, no Party will be deemed by estoppel or implication to have granted the other Party any license or other right with respect to any intellectual property.

5.1.6.
License Conditions; Limitations. Any license granted under Section 5.1.2 (Development and Commercialization License Grant to Roche) and the sublicense rights under Section 5.1.4 (Sublicense Rights) are subject to and limited by (a) the Permitted Licenses, and (b) the Prior Agreements, in each case [***].

5.1.7.
Trademarks for Products. Roche shall be the owner and solely responsible for all trademarks, trade dress, logos, slogans, designs, copyrights and domain names used on or in connection with Products licensed under Section 5.1.2 (Development and Commercialization License Grant to Roche).

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ARTICLE 6.
DEVELOPMENT, MANUFACTURING, COMMERCIALIZATION AND DILIGENCE

6.1.	Roche Development, Manufacturing & Commercialization

6.1.1.
Responsibility. On an Ionis Development Candidate-by-Ionis Development Candidate basis, after Handoff for an Ionis Development Candidate, subject to the terms of this Agreement, Roche is solely responsible for all Development, Manufacturing and Commercialization activities, and for all costs and expenses associated therewith, with respect to the Development, Manufacture and Commercialization of Products containing such Ionis Development Candidate.

6.1.2.
Clinical Development Plan. After the Handoff for a given Ionis Development Candidate Roche will provide Ionis with a written [***] plan [***] of the [***] of the applicable Product through [***]. Such plan will include key [***] events for the applicable Product [***] for the achievement of such events [***] for such Product. Roche will provide to Ionis [***].

6.1.3.
[***]. On an Ionis Development Candidate-by-Ionis Development Candidate basis, after Handoff for an Ionis Development Candidate, [***] Roche will provide to Ionis the [***] for such Ionis Development Candidate, and subsequent updated versions of [***], [***]. The sharing of the [***]  contemplated hereunder [***], and such [***] shall be Roche’s Confidential Information.

6.1.4.
Regulatory Communications and Submissions. As between the Parties, Roche will be responsible for (a) determining the regulatory plans and strategies for the Products, (b) making all regulatory filings with respect to the Products, and (c) obtaining and maintaining Approvals in the name of Roche or its Affiliates or Sublicensees. Up to and including [***], Roche will provide Ionis with any Key Regulatory Submissions to any Regulatory Authority in each Major Market for such Product before providing such submission to the applicable Regulatory Authority for Ionis to provide any comments on the contents thereof. Ionis will have [***] from the date of receipt of such submission to provide comments with respect thereto. Roche will [***] by Ionis. Following [***], Roche [***] also [***]. For clarification, [***].

6.1.5.
Class Generic Claims. If Roche intends to make any claims in a Product label or regulatory filing that are class generic to Oligonucleotides or Ionis’ chemistry platform(s), then Roche will provide such claims and regulatory filings to Ionis in advance and will [***] any proposals and comments made by Ionis.

6.2.
Diligence. On a Target-by-Target basis, after Handoff for an Ionis Development Candidate, Roche will use Commercially Reasonable Efforts to further Develop and Commercialize at least one Product with respect to the Target for such Ionis Development Candidate in the Field in the Territory. Without limiting the foregoing, within [***] after [***], Roche will [***]; provided, however, [***].

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6.3.	IND; Global Safety Database.

6.3.1.
IND. Roche will be the holder of the IND for each Ionis Development Candidate and will assume responsibility for the global safety database related to such Ionis Development Candidate. After Handoff, Roche will be solely responsible for reporting to Regulatory Authorities in accordance with the Applicable Law for expeditable adverse events and for periodic safety reporting relating to the safety of such Ionis Development Candidate and all subsequent Ionis Development Candidates with respect to the same Target.

6.3.2.	Ionis’ Antisense Safety Database.

(a)
Ionis maintains an internal database that includes information regarding the tolerability of its drug compounds, individually and as a class, including information discovered during pre-clinical and clinical development (the “Ionis Internal Oligonucleotide Safety Database”). In an effort to maximize understanding of the safety profile and pharmacokinetics of Ionis compounds, after Handoff, Roche will cooperate in connection with populating the Ionis Internal Oligonucleotide Safety Database. Roche and Ionis will [***].

(b)
Ionis utilizes the information in the Ionis Internal Oligonucleotide Safety Database to conduct analyses to keep Ionis and its partners informed regarding class generic properties of Oligonucleotides, including with respect to safety. As such, if and when Ionis identifies safety or other related issues that may be relevant to a Product (including any potential class-related toxicity), Ionis will promptly inform Roche of such issues and, if requested, provide the data supporting Ionis’ conclusions.

ARTICLE 7.
FINANCIAL PROVISIONS

7.1.
Upfront Fee. Within [***] days following the Effective Date and receipt by Roche of an invoice from Ionis, Roche will pay Ionis an upfront fee equal to sixty million dollars ($60,000,000). All dollar amounts in this Agreement are in U.S. dollars.

7.2.
[***] IND-Enabling Toxicology Studies [***]. For the first Ionis Development Candidate for a given Target, [***] will decide which Party will conduct IND-Enabling Toxicology Studies in accordance with Section 3.1.6 (Roche Performing IND-Enabling Toxicology Studies for First Ionis Development Candidate), and will either (a) [***], or (b) [***]. In case of (a) above, [***].

7.3.	One-time Milestone Payments for Achievement of Milestone Events.

7.3.1.
Development Milestones for [***]. Subject to Section 7.3.1(a) ([***]) and Section 7.3.1(b) ([***]), Roche will pay Ionis the milestone payments set forth in TABLE 1 below the first time a milestone event listed in TABLE 1 is first achieved by a Product directed to [***], regardless of how many times thereafter such Milestone Event is achieved by a subsequent Product to such Target.

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Table 1: Milestone Events for [***]

Milestone Event	Milestone Payment for [***] Product
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
Total [***] Milestones	$[***]

(a)	[***]. The Milestone Event payment for “[***]” in TABLE 1 will be [***], subject to the following [***]:

(i)	If achievement of the “[***]” Milestone Event is [***] and [***] achieves the “[***]” Milestone Event, then [***].

(ii)	Following achievement of the “[***]” Milestone Event with a Product [***] and payment of the corresponding milestone payment, if [***], then [***].

(b)	[***]. If (i) following [***] with respect to a Product directed to [***], [***], (ii) [***], (iii) [***], and (iv) [***], then [***]. The [***].

7.3.2.	Development Milestones for [***].

(a)
Subject to Section 7.3.2(b) ([***]), Roche will pay Ionis the milestone payments set forth in TABLE 2 below the first time a Milestone Event listed in TABLE 2 is first achieved by a Product directed to [***], regardless of how many times thereafter such Milestone Event is achieved by a subsequent Product to such Target.

Table 2: Milestone Events for [***]

Milestone Event	Milestone Payment for [***] Product
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
Total [***] Milestones	$[***]

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(b)	[***]. If (i) [***], (ii) [***], (iii) [***], and (iv) [***], then [***].

7.3.3.
Milestone Payments for First Achievement of Sales Milestone Event by [***] Product. Roche will pay Ionis the applicable one-time milestone payments set forth in TABLE 3 below after the first achievement of the listed events by a first Product directed against [***], regardless of how many times thereafter another Product directed against [***] achieves such event, by or on behalf of Roche or its Affiliates or Sublicensees. For clarity, notwithstanding any provision to the contrary in this Agreement, [***]. Net Sales will be [***], as applicable.

Table 3
Sales Milestone	Sales Milestone Payment
≥ $[***] in aggregate worldwide Annual Net Sales of [***] Product	$[***]
≥ $[***] in aggregate worldwide Annual Net Sales of [***] Product	$[***]
≥ $[***] in aggregate worldwide Annual Net Sales of [***] Product	$[***]
Total Sales Milestone Payments	$[***]

7.3.4.	Limitations on Milestone Payments; Exceptions; Notice.

(a)
Each milestone payment set forth in TABLE 1 in Section 7.3.1 (Development Milestones for [***]) and in TABLE 2 in Section 7.3.2 (Development Milestones for [***]) and in TABLE 3 in Section 7.3.3 (Milestone Payments for First Achievement of Sales Milestone Event by [***] Product) above will be paid only once upon the first achievement of the Milestone Event regardless of how many times such Milestone Event is achieved by the same or another Product directed to the same Target.

(b)
If a particular Development Milestone Event (i.e., [***]) in TABLE 1 in Section 7.3.1 (Development Milestones for [***]) or in TABLE 2 in Section 7.3.2 (Development Milestones for [***]) is not achieved because Development activities transpired such that achievement of such earlier Milestone Event was unnecessary or did not otherwise occur, then upon achievement of a later Milestone Event the Milestone Event payment applicable to such earlier Milestone Event will also be due. For example, if Roche proceeds directly to “[***]” without achieving the “[***],” then upon achieving the “[***]” Milestone Event, both the “[***]” and “[***]” Milestone Event payments are due to Ionis.

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(c)
Each time a Milestone Event is achieved under this Section 7.3 (One- time Milestone Payments for Achievement of Milestone Events), Roche will send to Ionis a written notice thereof promptly (but no later than [***]) following the date of achievement of such Milestone Event and such payment will be due within [***] of the date such Milestone Event was achieved and receipt of an invoice by Roche from Ionis.

7.4.	Royalties.

7.4.1.
Royalty Rates. As partial consideration for the rights granted to Roche hereunder, subject to the provisions of this Section 7.4.1 (Royalty Rates) and Section 7.4.3 (Royalty Adjustments), Roche will pay to Ionis royalties on worldwide Annual Net Sales of Products sold by Roche, its Affiliates or Sublicensees, on a country-by-country and Product-by-Product basis during the Royalty Term, in each case in the amounts (on an incremental basis) as follows:

Table 4
Royalty Tier	Annual Worldwide Net Sales	Royalty Rate for Product Comprising an Ionis Development Candidate
1	For the portion of Annual worldwide Net Sales < $[***]	[***]%
2	For the portion of Annual worldwide Net Sales ≥ $[***] but < $[***]	[***]%
3	For the portion of Annual worldwide Net Sales ≥ $[***] but < $[***]	[***]%
4	For the portion of Annual worldwide Net Sales ≥ $[***]	[***]%

(a)
For purposes of TABLE 4, worldwide Annual Net Sales for a particular Product will be calculated by summing the aggregate Net Sales for that Product for all countries in the world for such Product. For example, if worldwide Net Sales of a Product for a given Calendar Year are $[***], then royalties owed to Ionis on such Net Sales of such Product for that Calendar Year shall equal [***] dollars ($[***]), calculated as follows:

[([***]) + ([***])] = $[***] royalty payment

7.4.2.
Royalty Term. Roche’s obligation to pay Ionis royalties with respect to a Product will continue on a country-by-country and Product-by-Product basis from the date of First Commercial Sale of such Product in such country until the latest of (a) the date of expiration of the last Valid Claim [***], as applicable ([***]) that are licensed by Ionis to Roche under this Agreement that Covers the Product in the country in which such Product is made, used or sold, (b) the date of [***], and (c) the [***] anniversary after the First Commercial Sale of such Product in such country (the “Royalty Term”). Notwithstanding anything herein to the contrary, [***].

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7.4.3.
Royalty Adjustments. For the purpose of calculating royalties owed for a Product, the royalty rates set forth in Section 7.4.1 (Royalty Rates) shall be subject to the following adjustments, as applicable:

(a)	Net Sales Adjustment for [***] Product.

(i)
If Roche or its Affiliates or Sublicensees intend to [***], then the Parties shall meet approximately [***] after [***] to negotiate in good faith and agree to an appropriate adjustment to Net Sales to reflect [***]. If, after such good faith negotiations not to exceed [***], the Parties cannot agree to an appropriate adjustment, the dispute shall be initially referred to the Executives in accordance with Section 13.1.1 (Escalation), without application of Section 13.1.2 (Binding Arbitration).

(ii)
If the Executives are unable to agree on the [***] within [***] of such referral (a “[***]”), then such [***] Dispute shall be determined by arbitration pursuant to the terms set forth in SCHEDULE 7.4.3(a)(ii).

(b)
Adjustment of [***] for a [***] Product. On a [***] Product-by-[***] Product basis, for purposes of determining the [***] for a [***] Product, [***] shall be the [***] of such [***] Product in the relevant country.

(c)
No Valid Claim. Subject to Section 7.4.3(g) (Maximum Deduction), for a given Product, (i) if in a given country within the Territory there is no Valid Claim [***] that Covers the [***] Product, then the royalty rates listed in TABLE 4 in Section 7.4.1 (Royalty Rates) applicable to such Product will be reduced by [***] %; (ii) if [***], then [***]; and (iii) if both (i) and (ii) of this Section 7.4.3(c) (No Valid Claim) apply, then [***].

(d)
Generic Product. Subject to Section 7.4.3(g) (Maximum Deduction), on a country-by-country and Product-by-Product basis, if at any time during the Royalty Term a Generic Product is sold in such country and the aggregate Net Sales of such Product in such country in any Calendar Quarter thereafter decline by more than [***]% of the level of the Net Sales of such Product achieved in any of the [***] full Calendar Quarters immediately prior to the Calendar Quarter in which the Generic Product was first sold, then the royalty rates listed in TABLE 4 in Section 7.4.1 (Royalty Rates) applicable to such Product in such country will be [***] reduced by [***] ([***]%).

(e)
[***] Adjustment. Subject to Section 7.4.3(g) (Maximum Deduction), if at any time during the Royalty Term (i) [***], (ii) [***], and (iii) [***], then the royalty rates listed in TABLE 4 in Section 7.4.1 (Royalty Rates) applicable to such [***] Product will be [***] ([***]%) in the [***] solely for [***]. For any subsequent Calendar Quarter in which the [***].

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(f)	Third Party Payments.

(i)	Additional Ionis Core Intellectual Property.

(1)
Roche will promptly provide Ionis written notice of any [***] (“Additional Ionis Core IP”) that Roche believes it has identified, and Ionis will have the first right, but not the obligation, to negotiate with, and obtain a license from, the Third Party Controlling such Additional Ionis Core IP. For clarity, Additional Ionis Core IP does not include any Patent Rights claiming (or intellectual property related to) [***]. If Ionis obtains such a Third Party license, then Ionis will include such Additional Ionis Core IP in the license granted to Roche under Section 5.1.2 (Development and Commercialization License Grant to Roche), and any financial obligations under such Third Party agreement will be paid [***].

(2)
If, however, Ionis elects not to obtain such a license to such Third Party intellectual property, then Ionis will so notify Roche, and Roche may obtain such a Third Party license and, subject to Section 7.4.3(g) (Maximum Deduction), Roche may offset an amount equal to [***]% of any [***] paid by Roche under such Third Party license against any [***] due to Ionis under Section [***] of this Agreement in such country for [***].

(3)
If Ionis does not agree with Roche that a license to such [***], then Ionis will send written notice to such effect to Roche, and the Parties will engage a mutually agreed independent Third Party intellectual property lawyer, not regularly engaged or employed by either Party within the [***] prior to such written notice, with expertise in the patenting of Oligonucleotides and appropriate professional credentials in the relevant jurisdiction, to determine the question of whether such Third Party intellectual property is Additional Ionis Core IP. The determination of the Third Party expert engaged under the preceding sentence will be binding on the Parties solely for purposes of determining whether Roche is permitted to apply the offset under Section 7.4.3(f)(i)(2) above. The costs of any Third Party expert engaged under this Section 7.4.3(f)(i)(3) will be paid by the Party against whom the Third Party lawyer makes his or her determination.

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(ii)
Other Necessary Third Party Intellectual Property. Roche shall be responsible for and pay or have paid any consideration owed to any Third Party in relation to any other Third Party intellectual property rights necessary to make, use or sell Products. Subject to Section 7.4.3(g) (Maximum Deduction), Roche shall have the right to deduct [***]% of such consideration actually paid to a Third Party with respect to a Product from royalty payments otherwise due and payable by Roche to Ionis for such Product under Section 7.4 (Royalties).  Any such deduction shall be permitted on a Product-by-Product and country-by-country basis.

(g)
Maximum Deduction. Except as set forth in this Section 7.4.3(g) (Maximum Deduction), in no event shall the aggregate royalty reductions set forth in Section 7.4.3 (Royalty Adjustments) reduce the royalties payable to Ionis for Net Sales of a Product in the applicable country in any given period to an amount that is less than [***]% of the royalty rates listed in TABLE 4 within Section 7.4.1 (Royalty Rates). Notwithstanding the foregoing, [***]. Roche may carry forward any amounts not utilized as a result of the maximum deduction cap in this Section 7.4.3(g) (Maximum Deduction) and offset against future royalties payable to Ionis for the applicable Product any amounts that, but for this Section 7.4.3(g) (Maximum Deduction), Roche would have been entitled to deduct from any royalty payments to Ionis until any amounts not utilized are fully deducted.

7.5.	Royalty Payments and Reports.

7.5.1.
Commencement. Beginning with the Calendar Quarter in which the First Commercial Sale, [***] is made and for each Calendar Quarter thereafter, Roche will make royalty payments to Ionis under this Agreement within [***] days following the end of each such Calendar Quarter.

7.5.2.	Royalty Reporting.

(a)	Each royalty payment will be accompanied by a report, summarizing in writing for the relevant Calendar Quarter on a Product-by-Product basis the following information:

(i)	Sales in Swiss Francs on a country-by-country basis;

(ii)	Net Sales in Swiss Francs on a country-by-country basis;

(iii)	Total worldwide Net Sales in Swiss Francs;

(iv)	Exchange rate used for the conversion of Net Sales from Swiss Francs to U.S. dollars pursuant to Section 7.6 (Mode of Payment);

(v)	Royalty rate pursuant to Section 7.4.1 (Royalty Rates) and/or Section 7.4.3 (Royalty Adjustments), as applicable; and

(vi)	Total royalty payable in U.S. dollars.

(b)
In addition, Roche will include in each report under this Section 7.5.2 (Royalty Reporting) information regarding any Net Sales of Products sold for named patient, compassionate use or other similar sales and any consideration received from any Compulsory Sublicensees.

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(c)
On a country-by-country basis, after first Approval, if no royalties or other payments from Product sales are payable in respect of a given Calendar Quarter, Roche will submit a written royalty report to Ionis so indicating together with an explanation as to why no such royalties are payable. In addition, beginning with the Calendar Quarter in which the First Commercial Sale for a Product (or any named patient sale, compassionate use sale or other similar sales of a Product) is made and for each Calendar Quarter thereafter, within [***] following the end of each such Calendar Quarter, Roche will provide Ionis a preliminary non-binding report estimating the total (A) Sales and Net Sales for Products projected for such Calendar Quarter, and (B) if available, the amount of any consideration payable to Roche under sublicenses with Compulsory Sublicensees.

7.6.
Mode of Payment. All payments under this Agreement will be (i) payable in full in U.S. dollars, regardless of the country(ies) in which sales are made, (ii) made by wire transfer of immediately available funds to an account designated by Ionis in writing, and (iii) irrevocable and non-refundable. Any corrections to calculations of royalty payments previously paid shall be adjusted to the next royalty payment due. When calculating the Sales of a Product that occur in currencies other than U.S. dollars, Roche will convert the amount of such sales into Swiss Francs and then into U.S. dollars using Roche’s then current internal foreign currency translation actually used on a consistent basis in preparing its audited financial statements (currently YTD average rate as reported by Reuters).

7.7.
Records Retention. Commencing with the First Commercial Sale [***] of a Product, Roche will keep complete and accurate records pertaining to the sale of Products for a period of [***] after the year in which such sales occurred, and in sufficient detail to permit Ionis to confirm the accuracy of the Net Sales or royalties paid by Roche hereunder.

7.8.
Audits. During the Agreement Term and for a period of [***] thereafter, at the request and expense of Ionis, Roche will permit an independent certified public accountant of internationally recognized standing appointed by Ionis, at reasonable times and upon at least [***] written notice, but in no case more than [***] per Calendar Year, to examine such records as may be necessary for the purpose of verifying the accrual of any milestone payments, the calculation and reporting of Net Sales, and the correctness of any milestone or royalty payment made under this Agreement for any full Calendar Quarter within the preceding [***]. No Calendar Year can be audited more than once. Any and all records of Roche examined by such independent certified public accountant will be deemed Roche’s Confidential Information. The independent certified public accountant shall share all draft reports with Roche before the draft audit report is shared with Ionis and before the final document is issued. Upon completion of the audit, the accounting firm will provide both Roche and Ionis with a written report disclosing whether the calculation of Sales, Net Sales and royalty payments made by Roche are correct and the specific details concerning any discrepancies (“Audit Report”). If any Audit Report shows that Roche’s payments under this Agreement were less than the milestone or royalty amount that should have been paid, then Roche will make all payments required to be made by paying Ionis the difference between such amounts to eliminate any discrepancy revealed by said inspection with the next payment due, with interest calculated in accordance with Section 7.10 (Interest). If any Audit Report shows that Roche’s payments under this Agreement were greater than the amount that should have been paid, then [***] equal to the difference between the amounts paid by Roche and the amounts that should have been paid. Ionis will pay all fees charged by such accountant pursuant to the audit, except that, if the audit determines that any additional amounts payable by Roche for an audited period exceed [***] percent ([***]%) of the amount actually paid for such audited period, then, in addition to paying Ionis any unpaid amounts discovered in such audit, and interest calculated in accordance with Section 7.10 (Interest), Roche will pay the fees and expenses charged by such accountant. Roche shall also [***].

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7.9.	Taxes.

7.9.1.
Taxes on Income. Each Party will be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the activities of the Parties under this Agreement.

7.9.2.
Withholding Tax. To the extent the paying Party is required to deduct and withhold taxes on any payment, the paying Party will pay the amounts of such taxes to the proper governmental authority for the account of the receiving Party and remit the net amount to the receiving Party in a timely manner. The paying Party will promptly furnish the receiving Party with proof of payment of such taxes. If documentation is necessary in order to secure an exemption from, or a reduction in, any withholding taxes, the Parties will provide such documentation to the extent they are able to do so. In accordance with the procedures set forth in Section 10.3 (Procedure), the receiving Party will also indemnify the paying Party for any tax, interest or penalties imposed on the paying Party if the paying Party improperly reduces or eliminates withholding tax based upon representations made by the receiving Party.

7.9.3.
Tax Cooperation. At least [***] prior to the date a given payment is due under this Agreement, the non-paying Party will provide the paying Party with any and all tax forms that may be reasonably necessary in order for the paying Party to lawfully not withhold tax or to withhold tax at a reduced rate with respect to such payment under an applicable bilateral income tax treaty. Following the paying Party’s timely receipt of such tax forms from the non- paying Party, the paying Party will not withhold tax or will withhold tax at a reduced rate under an applicable bilateral income tax treaty, if appropriate under the Applicable Laws. The non-paying Party will provide any such tax forms to the paying Party upon request and in advance of the due date. Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Law, of withholding taxes resulting from payments made under this Agreement, such recovery to be for the benefit of the Party who would have been entitled to receive the money but for the application of withholding tax under this Section 7.9 (Taxes). The provisions of this Section 7.9 (Taxes) are to be read in conjunction with the provisions of Section 13.4 (Assignment and Successors) below.

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7.10.
Interest. Any undisputed payments to be made hereunder that are not paid on or before the date such payments are due under this Agreement will bear interest at a rate per annum equal to the lesser of (i) [***]% above the six-month CME Term Secured Overnight Financing Rate (USD SOFR) from the date on which such payment would have been first due until the date of payment, or (ii) the maximum rate permissible under Applicable Law.

ARTICLE 8.
INTELLECTUAL PROPERTY

8.1.	Ownership.

8.1.1.
Ionis Technology and Roche Technology. As between the Parties, Ionis will own and retain all of its rights, title and interest in and to the Licensed Know- How and Licensed Patents and Roche will own and retain all of its rights, title and interest in and to the Roche Know-How and Roche Patents, subject to any assignments, rights or licenses expressly granted by one Party to the other Party under this Agreement.

8.1.2.
Agreement Technology. Each Party will promptly disclose to the other Party in writing, and will cause its Affiliates to so disclose, the discovery, development, or creation of any invention made solely or jointly by such Party in connection with the performance of obligations under this Agreement. Except as expressly provided in this Agreement, neither Party will have any obligation to account to the other for profits with respect to, or to obtain any consent of the other Party to license or exploit, Joint Collaboration Technology by reason of joint ownership thereof, and each Party hereby waives any right it may have under the laws of any jurisdiction to require any such consent or accounting.

8.2.	Joint Patent Committee.

8.2.1.
Establishment. The Parties will establish a “Joint Patent Committee” or “JPC.” The JPC will serve as the primary contact and forum for discussion between the Parties with respect to intellectual property matters arising under this Agreement and will cooperate with respect to the activities set forth in this ARTICLE 8. The JPC determines the invention classification for each invention arising under this Agreement. The classifications are (i) Ionis Product-Specific Patents, (ii) Roche Collaboration Patents, (iii) Ionis Collaboration Patents, and (iv) Joint Collaboration Patents (collectively, the “Program Patents”). The JPC will endeavor to separate the claims within such Patent Rights into separate and distinct patent applications corresponding with the categories described in this Section 8.2.1 (Establishment) to the extent possible without diminishing the patentability of the inventions.

8.2.2.
Scope. The JPC will discuss strategies with regard to (a) prosecution and maintenance, defense and enforcement of Program Patents licensed to Roche under Section 5.1.2 (Development and Commercialization License Grant to Roche) in connection with a Product; (b) defense against allegations of infringement of Third Party Patent Rights; and (c) licenses to Third Party Patent Rights or Know-How (including whether to obtain any licenses under any such Third-Party Patent Rights or Know-How, and whether there are any known Third Party Obligations applicable to a particular Product), in each case ((a)- (c)) to the extent such matter would be reasonably likely to have a material impact on the Agreement or the licenses granted hereunder, which strategies will be considered in good faith by the Party entitled to prosecute, enforce and defend such Patent Rights hereunder, but will not be binding on such Party.

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8.2.3.
Inventorship. The JPC will be responsible for the determination of inventorship. The determination of inventorship will be in accordance with United States patent laws and therefore will determine if the invention is solely or jointly owned by the relevant Party or Parties. In case of a dispute in the JPC (or otherwise between Ionis and Roche) over inventorship or classification, if the JPC cannot resolve such dispute, even after seeking the JSC’s input, such dispute will be resolved by an independent patent counsel not engaged or regularly employed in the past two years by either Party and reasonably acceptable to both Parties. The decision of such independent patent counsel will be binding on the Parties. Expenses of such patent counsel will be shared equally by the Parties.

8.2.4.
Composition. The JPC will comprise an equal number of members from each Party. The JPC will meet as often as agreed by them (and at least semi- Annually), to discuss matters arising out of the activities set forth in this ARTICLE 8. The JPC will determine by unanimous consent the JPC operating procedures at its first meeting. To the extent reasonably requested by either Party, the JPC will solicit the involvement of more senior members of their respective legal departments with respect to critical issues. Each Party’s representatives on the JPC will consider comments and suggestions made by the other in good faith. If either Party deems it reasonably advisable, the Parties will enter into a mutually agreeable common interest agreement covering the matters contemplated by this Agreement.

8.3.	Prosecution and Maintenance of Patents.

8.3.1.
Patent Filings. The Party responsible for Prosecution and Maintenance of any Patent Rights as set forth in Section 8.3.2 (Ionis Patents and Roche Patents) and  Section 8.3.3 (Joint Collaboration Patents) will endeavor to obtain patent protection for a Product as it Prosecutes and Maintains its other patents Covering products in development, using counsel of its own choice but reasonably acceptable to the other Party, in such countries as the responsible Party sees fit.

8.3.2.	Ionis Patents and Roche Patents.

(a)	Ionis Patents.

(i)
Ionis Core Technology Patents, Ionis Collaboration Patents, and Ionis Manufacturing and Analytical Patents. Ionis will at all times control and be responsible for all aspects of Prosecution and Maintenance of (A) the Ionis Core Technology Patents, (B) the Ionis Collaboration Patents, and (C) the Ionis Manufacturing and Analytical Patents.

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(ii)
Ionis Product-Specific Patents. On an Ionis Development Candidate-by-Ionis Development Candidate basis, before Handoff with respect to such Ionis Development Candidate, Ionis will control and be responsible for all aspects of the Prosecution and Maintenance of all Ionis Product-Specific Patents and will use commercially reasonable efforts to Prosecute and Maintain such Patent Rights. After Handoff and subject to Section 8.3.4 (Other Matters Pertaining to Prosecution and Maintenance of Patents), at Roche’s expense, Roche will control and be responsible for all aspects of the Prosecution and Maintenance of all Ionis Product-Specific Patents and will either  (i) use commercially reasonable efforts to Prosecute and Maintain such Patent Rights or (ii) offer to assign Roche’s entire right, title and interest in such Patent Rights to Ionis, in which case following any such assignment all licenses granted in this Agreement by Ionis to Roche under such Patent Rights shall become non-exclusive and the exclusivity covenants under Section 4.1 (Exclusivity) will no longer apply to such Patent Rights. Such Ionis Product-Specific Patents will continue to be royalty-bearing under Section 7.4 (Royalties).

(b)	Roche Patents. Roche will at all times control and be responsible for all aspects of the Prosecution and Maintenance of all Roche Patents.

8.3.3.
Joint Collaboration Patents. Roche will control and be responsible for all aspects of the Prosecution and Maintenance of Joint Collaboration Patents and will (i) use commercially reasonable efforts to Prosecute and Maintain such Patent Rights, or (ii) offer to assign Roche’s entire right, title and interest in such Joint Collaboration Patents to Ionis, in which case following any such assignment all licenses granted in this Agreement by Ionis to Roche under such Patent Rights shall become non-exclusive and the exclusivity covenants under Section 4.1 (Exclusivity) will no longer apply to such Patent Rights.

8.3.4.	Other Matters Pertaining to Prosecution and Maintenance of Patents.

(a)
Each Party will keep the other Party informed through the JPC as to material developments with respect to the Prosecution and Maintenance of the Program Patents for which such Party has responsibility for Prosecution and Maintenance pursuant to Section 8.3.2 (Ionis Patents and Roche Patents), Section 8.3.3 (Joint Collaboration Patents) or this Section 8.3.4 (Other Matters Pertaining to Prosecution and Maintenance of Patents), including by providing copies of material data as it arises, any office actions or office action responses or other correspondence that such Party provides to or receives from any patent office, including notice of all interferences, reissues, re-examinations, oppositions or requests for patent term extensions, and all patent-related filings, and by providing the other Party the timely opportunity to have reasonable input into the strategic aspects of such Prosecution and Maintenance.

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(b)
If Roche elects (i) not to file and prosecute patent applications for the Program Patents for which Roche has responsibility for Prosecution and Maintenance pursuant to Section 8.3.2 (Ionis Patents and Roche Patents) (“Roche-Prosecuted Patents”) in a particular country, (ii) not to continue the prosecution (including any interferences, oppositions, reissue proceedings, re-examinations, and patent term extensions, adjustments, and restorations) or maintenance of any Roche-Prosecuted Patent in a particular country, or (iii) not to file and prosecute patent applications for the Roche-Prosecuted Patent in a particular country following a written request from Ionis to file and prosecute in such country, then Roche will so notify Ionis promptly in writing of its intention in good time to enable Ionis to meet any deadlines by which an action must be taken to establish or preserve any such Patent Right in such country; and Ionis will have the right, but not the obligation, to file, prosecute, maintain, enforce, or otherwise pursue such Roche- Prosecuted Patent in the applicable country at its own expense with counsel of its own choice. In such case, Roche will cooperate with Ionis to file for, or continue to Prosecute and Maintain or enforce, or otherwise pursue such Roche-Prosecuted Patent in such country in Ionis’ own name and Roche will keep a non-exclusive license under such Roche- Prosecuted Patents, and the exclusivity covenants under Section 4.1 (Exclusivity) will no longer apply to such Patent Rights. Notwithstanding anything to the contrary in this Agreement, if Ionis assumes responsibility for the Prosecution and Maintenance of any such Roche-Prosecuted Patent under this Section 8.3.4(b), then Ionis will have no obligation to notify Roche if Ionis intends to abandon such Roche-Prosecuted Patent. The analogous situation shall apply mutatis mutandis with regard to Patent Rights (excluding Ionis Core Technology Patents and Ionis Manufacturing and Analytical Patents) for which Ionis has responsibility for Prosecution and Maintenance pursuant to Section 8.3.2 (Ionis Patents and Roche Patents).

(c)
The Parties, through the JPC, will cooperate in good faith to determine if and when any divisional or continuation applications will be filed with respect to any Program Patents, and where a divisional or continuation patent application filing would be practical and reasonable, then such a divisional or continuation filing will be made.

(d)
If the Party responsible for Prosecution and Maintenance pursuant to Section 8.3.3 (Joint Collaboration Patents) intends to abandon such Joint Collaboration Patent, without first filing a continuation or substitution, then such Party will notify the other Party of such intention at least [***]  days before such Joint Collaboration Patent will become abandoned, and such other Party will have the right, but not the obligation, to assume responsibility for the Prosecution and Maintenance thereof at its own expense (subject to Section 8.3.1 (Patent Filings)) with counsel of its own choice, in which case the abandoning Party will, and will cause its Affiliates to, assign to the other Party (or, if such assignment is not possible, grant a fully-paid exclusive license in) all of their rights, title and interest in and to such Joint Collaboration Patents. If a Party assumes responsibility for the Prosecution and Maintenance of any such Joint Collaboration Patents under this Section 8.3.4(d), then such Party will have no obligation to notify the other Party of any intention of such Party to abandon such Joint Collaboration Patents.

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(e)
In addition, the Parties will consult, through the JPC, and take into consideration the comments of the other Party for all matters relating to interferences, reissues, re-examinations and oppositions with respect to those Patent Rights in which such other Party (i) has an ownership interest, (ii) has received a license thereunder in accordance with this Agreement, or (iii) may in the future, in accordance with this Agreement, obtain a license or sublicense thereunder.

8.4.	Patent Costs.

8.4.1.
Joint Collaboration Patents. Unless the Parties agree otherwise, Ionis and Roche will share equally the Patent Costs associated with the Prosecution and Maintenance of Joint Collaboration Patents according to Section 8.3.3 (Joint Collaboration Patents); provided that, either Party may decline to pay its share of costs for filing, prosecuting and maintaining any Joint Collaboration Patents in a particular country or particular countries, in which case the declining Party will, and will cause its Affiliates to, assign to the other Party (or, if such assignment is not possible, grant a fully-paid exclusive license in) all of their rights, titles and interests in and to such Joint Collaboration Patents.

8.4.2.
Ionis Patents and Roche Patents. Except as set forth in and Section 8.3.4 (Other Matters Pertaining to Prosecution and Maintenance of Patents), each Party will be responsible for all Patent Costs incurred by such Party prior to and after the Effective Date in all countries in the Prosecution and Maintenance of Patent Rights for which such Party is responsible under Section 8.3.2 (Ionis Patents and Roche Patents); provided, however, that on an Ionis Development Candidate-by-Ionis Development Candidate basis after Handoff, Roche will be solely responsible for Patent Costs arising from the Prosecution and Maintenance of the Ionis Product-Specific Patents Covering such Ionis Development Candidate; provided that, Roche may decline to pay for filing, prosecuting and maintaining any Ionis Product-Specific Patents in a particular country or particular countries, in which case all licenses granted in this Agreement by Ionis to Roche under such Patent Rights shall become non- exclusive and the exclusivity covenants under Section 4.1 (Exclusivity) will no longer apply to such Patent Rights.

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8.5.	Defense of Claims Brought by Third Parties.

8.5.1.
Third-Party Claims Regarding Products. If a Third Party initiates a Proceeding claiming a Patent Right owned by or licensed to such Third Party is infringed by the Development, Manufacture or Commercialization of a Product, (a) Ionis will have the first right, but not the obligation, to defend against any such Proceeding initiated prior to Handoff at its sole cost and expense and (b) Roche will have the first right, but not the obligation, to defend against any such Proceeding initiated after Handoff at its sole cost and expense. If the Party having the first right to defend against such Proceeding (the “Lead Party”) elects to defend against such Proceeding, then the Lead Party will have the sole right to direct the defense and to elect whether to settle such claim (but only with the prior written consent of the other Party, not to be unreasonably withheld, conditioned or delayed). The other Party will reasonably assist the Lead Party in defending such Proceeding and cooperate in any such litigation at the request and expense of the Lead Party. The Lead Party will provide the other Party with prompt written notice of the commencement of any such Proceeding that is of the type described in this Section 8.5 (Defense of Claims Brought by Third Parties), and the Lead Party will keep the other Party apprised of the progress of such Proceeding. If the Lead Party elects not to defend against a Proceeding, then the Lead Party will so notify the other Party in writing within [***] after the Lead Party first receives written notice of the initiation of such Proceeding, and the other Party (the “Step-In Party”) will have the right, but not the obligation, to defend against such Proceeding at its sole cost and expense and thereafter the Step-In Party will have the sole right to direct the defense thereof, including the right to settle such claim. In any event, the Party not defending such Proceeding will reasonably assist the other Party and cooperate in any such litigation at the request and expense of the Party defending such Proceeding. Each Party may at its own expense and with its own counsel join any defense initiated or directed by the other Party under this Section 8.5 (Defense of Claims Brought by Third Parties). Each Party will provide the other Party with prompt written notice of the commencement of any such Proceeding under this Section 8.5 (Defense of Claims Brought by Third Parties), and such Party will promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party.

8.5.2.
Third Party Claims Regarding Discontinued Products. If a Third Party initiates a Proceeding claiming that any Patent Right or Know-How owned by or licensed to such Third Party is infringed by the Development, Manufacture or Commercialization of a Discontinued Product, Ionis will have the first right, but not the obligation, to defend against and settle such Proceeding at its sole cost and expense. Roche will reasonably assist Ionis in defending such Proceeding and cooperate in any such litigation at the request and expense of Ionis. Each Party may at its own expense and with its own counsel join any defense directed by the other Party. Ionis will provide Roche with prompt written notice of the commencement of any such Proceeding, or of any allegation of infringement of which Ionis becomes aware and that is of the type described in this Section 8.5.2 (Third Party Claims Regarding Discontinued Products), and Ionis will promptly furnish Roche with a copy of each communication relating to the alleged infringement received by Ionis.

8.5.3.
Interplay Between Enforcement of IP and Defense of Third Party Claims. Notwithstanding the provisions of Section 8.5.1 (Third Party Claims Regarding Products) and Section 8.5.2 (Third Party Claims Regarding Discontinued Products), to the extent that a Party’s defense against a Third Party claim of infringement under this Section 8.5 (Defense of Claims Brought by Third Parties) involves (a) the enforcement of the other Party’s Know-How or Patent Rights, or (b) the defense of an invalidity claim with respect to such other Party’s Know-How or Patent Rights, then, in each case, the general concepts of Section 8.6 (Enforcement of Patents Against Competitive Infringement) will apply to the enforcement of such other Party’s Know-How or Patent Rights or the defense of such invalidity claim (i.e., each Party has the right to enforce its own intellectual property, except that the relevant Commercializing Party will have the initial right, to the extent provided in Section 8.6 (Enforcement of Patents Against Competitive Infringement), to enforce such Know-How or Patent Rights or defend such invalidity claim, and the other Party will have a step-in right, to the extent provided in Section 8.6 (Enforcement of Patents Against Competitive Infringement), to enforce such Know-How or Patent Rights or defend such invalidity claim).

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8.6.	Enforcement of Patents Against Competitive Infringement.

8.6.1.
Duty to Notify of Competitive Infringement. If either Party learns of an infringement, unauthorized use, misappropriation or threatened infringement by a Third Party to which such Party does not owe any obligation of confidentiality with respect to any Ionis Product-Specific Patents by reason of the development, manufacture, use or commercialization of a product directed against the RNA that encodes a Target in the Field (“Competitive Infringement”), such Party will promptly notify the other Party in writing and will provide such other Party with available evidence of such Competitive Infringement; provided, however, that for cases of Competitive Infringement under Section 8.6.6 (35 USC § 271(e)(2) Infringement) below, the notifying Party will provide such written notice within ten (10) Business Days.

8.6.2.
Enforcement. For any Competitive Infringement with respect to a Product that Roche is Developing or Commercializing, Roche will have the first right, but not the obligation, to institute, prosecute, and control a Proceeding with respect thereto by counsel of its own choice at its own expense, and Ionis will have the right, at its own expense, to be represented in that action by counsel of its own choice. If Roche fails to initiate a Proceeding within a period of [***] after receipt of written notice of such Competitive Infringement (subject to a [***] extension to conclude negotiations, if Roche has commenced good faith negotiations with an alleged infringer for elimination of such Competitive Infringement within such [***] period), then Ionis will have the right to initiate and control a Proceeding with respect to such Competitive Infringement by counsel of its own choice, and Roche will have the right to be represented in any such action by counsel of its own choice at its own expense. Notwithstanding the foregoing, Ionis will at all times have the sole right to institute, prosecute, and control any Proceeding under this Section 8.6.2 (Enforcement) to the extent involving any Ionis Core Technology Patents, Ionis Manufacturing and Analytical Patents, or Ionis Collaboration Patents.

8.6.3.	Joinder.

(a)
If a Party initiates a Proceeding in accordance with this Section 8.6 (Enforcement of Patents Against Competitive Infringement), the other Party agrees to be joined as a party plaintiff where necessary and to give the first Party reasonable assistance and authority to file and prosecute the Proceeding. Subject to Section 8.6.4 (Share of Recoveries), the costs and expenses of each Party incurred pursuant to this Section 8.6.3(a) will be borne by the Party initiating such Proceeding.

(b)
If one Party initiates a Proceeding in accordance with this Section 8.6 (Enforcement of Patents Against Competitive Infringement), the other Party may join such Proceeding as a party plaintiff where necessary for such other Party to seek lost profits with respect to such infringement.

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8.6.4.
Share of Recoveries. Any damages or other monetary awards recovered with respect to a Proceeding brought pursuant to this Section 8.6 (Enforcement of Patents Against Competitive Infringement) will be shared as follows:

(a)
the amount of such recovery will first be applied to the Parties’ reasonable out-of-pocket costs incurred in connection with such Proceeding (which amounts will be allocated pro rata if insufficient to cover the totality of such expenses); then

(b)	any remaining proceeds constituting direct or actual damages for acts of infringement occurring prior to Handoff will be (i) [***]; or (ii) [***]; then

(c)	any remaining proceeds constituting direct or actual damages for acts of infringement occurring after Handoff will be [***], and [***]; then

(d)
any remaining proceeds constituting punitive or treble damages will be allocated between the Parties as follows: the Party initiating the Proceeding will receive and retain [***] of such proceeds and the other Party will receive and retain [***] of such proceeds.

8.6.5.
Settlement. Notwithstanding anything to the contrary under this ARTICLE 8, neither Party may enter a settlement, consent judgment or other voluntary final disposition of a suit under this ARTICLE 8 that disclaims, limits the scope of, admits the invalidity or unenforceability of, or grants a license, covenant not to sue or similar immunity under a Patent Right Controlled by the other Party without first obtaining the written consent of the Party that Controls the relevant Patent Right.

8.6.6.
35 USC § 271(e)(2) Infringement. Notwithstanding anything to the contrary in this Section 8.6 (Enforcement of Patents Against Competitive Infringement), solely with respect to Licensed Patents, for a Competitive Infringement under 35 USC § 271(e)(2), the time period set forth in Section 8.6.2 (Enforcement) during which a Party will have the initial right to bring a Proceeding will be shortened to a total of twenty-five (25) days, so that, to the extent the other Party has the right, pursuant to such Section to initiate a Proceeding if the first Party does not initiate a Proceeding, such other Party will have such right if the first Party does not initiate a Proceeding within twenty-five (25) days after such first Party’s receipt of written notice of such Competitive Infringement.

8.7.	Other Infringement.

8.7.1.
Joint Collaboration Patents. With respect to the infringement of a Joint Collaboration Patent that is not a Competitive Infringement, the Parties will cooperate in good faith to bring suit together against such infringing party or the Parties may decide to permit one Party to solely bring suit. Any damages or other monetary awards recovered with respect to a Proceeding brought pursuant to this Section 8.7.1 (Joint Collaboration Patents) will be shared as follows: (a) the amount of such recovery will first be applied to the Parties’ reasonable out- of-pocket costs incurred in connection with such Proceeding (which amounts will be allocated pro rata if insufficient to cover the totality of such expenses); (b) any remaining proceeds constituting direct damages will be [***]; and (c) any remaining proceeds constituting punitive or treble damages will be allocated as follows: (i) if the Parties jointly initiate a Proceeding pursuant to this Section 8.7.1 (Joint Collaboration Patents), [***]; and (ii) if only one Party initiates the Proceeding pursuant to this Section 8.7.1 (Joint Collaboration Patents), such Party will receive [***] of such proceeds and the other Party will receive [***] of such proceeds.

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8.7.2.
Patents Solely Owned by Ionis. Ionis will retain all rights to pursue an infringement of any Patent Right solely owned by Ionis which is other than a Competitive Infringement and Ionis will retain all recoveries with respect thereto.

8.7.3.
Patents Solely Owned by Roche. Roche will retain all rights to pursue an infringement of any Patent Right solely owned by Roche which is other than a Competitive Infringement and Roche will retain all recoveries with respect thereto.

8.8.	Patent Listing.

8.8.1.
Roche’s Obligations. Roche will promptly, accurately and completely list, with the applicable Regulatory Authorities during the Agreement Term, all applicable Patent Rights that Cover a Product. Prior to such listings, the Parties will meet, through the JPC, to evaluate and identify all applicable Patent Rights, and Roche will have the right to review, where reasonable, original records relating to any invention for which Patent Rights are being considered by the JPC for any such listing. Notwithstanding the preceding sentence, Roche will retain final decision-making authority as to the listing of all applicable Patent Rights for a Product that are not Ionis Core Technology Patents, Ionis Collaboration Patents, or Ionis Manufacturing and Analytical Patents, regardless of which Party owns such Patent Rights.

8.8.2.
Ionis’ Obligations. Ionis will promptly, accurately and completely list, with the applicable Regulatory Authorities during the Agreement Term, all applicable Patent Rights that Cover a Discontinued Product. Prior to such listings, the Parties will meet, through the JPC, to evaluate and identify all applicable Patent Rights, and Ionis will have the right to review, where reasonable, original records relating to any invention for which Patent Rights are being considered by the JPC for any such listing. Notwithstanding the preceding sentence, Ionis will retain final decision-making authority as to the listing of all applicable Patent Rights for such Discontinued Products, as applicable, regardless of which Party owns such Patent Rights.

8.9.
Joint Research Agreement under the Leahy-Smith America Invents Act. If a Party intends to invoke its rights under 35 U.S.C. § 102(e) of the Leahy-Smith America Invents Act, it will notify the other Party and neither Party will make an election under such provision when exercising its rights under this ARTICLE 8 without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed), and the Parties will use reasonable efforts to cooperate and coordinate their activities with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. § 100(h).

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8.10.
Obligations to Third Parties. Notwithstanding any of the foregoing, each Party’s rights and obligations with respect to Licensed Technology under this ARTICLE 8 will be subject to the Third Party rights and obligations (i) for which Roche is responsible under Section 7.4.3(f) (Third Party Payments) and (ii) under Prior Agreements; provided, however, that, to the extent that Ionis has a non-transferable right to prosecute, maintain or enforce any Patent Rights licensed to Roche hereunder, and this Agreement purports to grant any such rights to Roche, Ionis will act in such regard with respect to such Patent Rights at Roche’s direction.

8.11.
Additional Right and Exceptions. Notwithstanding any provision of this ARTICLE 8, but subject to Section 8.5.3 (Interplay Between Enforcement of IP and Defense of Third Party Claims), Ionis retains the sole right to Prosecute and Maintain Ionis Core Technology Patents, Ionis Collaboration Patents, and Ionis Manufacturing and Analytical Patents during the Agreement Term and to control any enforcement of Ionis Core Technology Patents, Ionis Collaboration Patents, and Ionis Manufacturing and Analytical Patents, and will take the lead on such enforcement solely to the extent that the scope or validity of any Patent Rights Controlled by Ionis and Covering the Ionis Core Technology Patents, Ionis Collaboration Patents, or Ionis Manufacturing and Analytical Patents is at risk. If Ionis determines, in Ionis’ sole discretion, to not enforce any Ionis Core Technology Patents, Ionis Collaboration Patents, or Ionis Manufacturing and Analytical Patents and does not permit Roche to so enforce such Patent Rights, then the Parties will mutually agree on an appropriate adjustment (if any) of the future consideration payable by Roche under this Agreement to reflect any adverse impact Ionis’ failure to enforce such Patent Rights has on Products.

8.12.
Patent Term Extension. The Parties will cooperate with each other in gaining patent term extension wherever applicable to a Product, including European supplementary protection certificates and pediatric exclusivity. After Handoff, Roche will determine which patents will be extended and what extensions will be sought.

ARTICLE 9.
REPRESENTATIONS AND WARRANTIES

9.1.	Representations and Warranties of Both Parties. Each Party hereby represents and warrants and, where indicated, covenants, to the other Party, as of the Effective Date, that:

9.1.1.
such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

9.1.2.	such Party has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

9.1.3.	this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation, enforceable against it in accordance with the terms hereof;

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9.1.4.
the execution, delivery and performance of this Agreement by such Party will not constitute a default under or conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, or to the best of its knowledge and belief violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party;

9.1.5.
to the best of its knowledge and belief, no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable laws, rules or regulations currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements; and

9.1.6.
it has not employed (and, to the best of its knowledge and belief, has not used a contractor or consultant that has employed) and in the future will not employ (or, to the best of its knowledge, use any contractor or consultant that employs, provided that such Party may reasonably rely on a representation made by such contractor or consultant) any Person debarred by the FDA (or subject to a similar sanction of EMA or foreign equivalent), or any Person which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA or foreign equivalent), in the conduct of the Pre-Clinical Studies or Clinical Studies of a Product and its activities under the R&D Plans.

9.2.
Representations and Warranties of Ionis. Ionis hereby represents and warrants to Roche, as of the Effective Date, and solely with respect to the Oligonucleotide within an Ionis Development Candidate that:

9.2.1.
To the best of its knowledge and belief, there are no additional licenses (beyond those that would be granted to Roche under Section 5.1.2 (Development and Commercialization License Grant to Roche) upon the Handoff for a Product arising under the R&D Plans) under any intellectual property owned or Controlled by Ionis or its Affiliates as of the Effective Date that would be required in order for Roche to further Develop and Commercialize a Product arising under the R&D Plan existing on the Effective Date.

9.2.2.
The Licensed Technology existing as of the Effective Date constitutes all of the Patent Rights and Know-How Controlled by Ionis as of the Effective Date that are necessary to Develop, Manufacture or Commercialize Compounds contemplated under the R&D Plan existing on the Effective Date in the Field. Ionis has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Licensed Technology in a manner that conflicts with any rights granted to Roche hereunder.

9.2.3.
There are no claims, judgments or settlements against or owed by Ionis or its Affiliates or pending against Ionis or, to the best of Ionis’ knowledge, threatened against Ionis, in each case relating to the Licensed Technology that could impact activities under this Agreement. To the best of Ionis’ knowledge, there are no claims, judgments or settlements against or owed by any Third Party that is party to a Prior Agreement, or pending or threatened claims or litigation against any Third Party that is party to a Prior Agreement, in each case relating to the Licensed Technology that would impact activities under this Agreement.

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9.2.4.
SCHEDULE 9.2.4(a), SCHEDULE 9.2.4(b) and SCHEDULE 9.2.4(c) set forth true, correct and complete lists of all Ionis Core Technology Patents, Ionis Manufacturing and Analytical Patents, and Ionis Product-Specific Patents that, as of the Effective Date, are expected to apply to the Compounds contemplated under the R&D Plan as of the Effective Date, respectively, and indicates whether each such Patent Right is owned by Ionis or licensed by Ionis from a Third Party and if so, identifies the licensor or sublicensor from which the Patent Right is licensed. Ionis Controls such Patent Rights existing as of the Effective Date and is entitled to grant all rights and licenses (or sublicenses, as the case may be) under such Patent Rights it purports to grant to Roche under this Agreement.

9.2.5.
(a) There is no fact or circumstance known by Ionis that would cause Ionis to reasonably conclude that any Licensed Patent is invalid or un-enforceable, (b) there is no fact or circumstance known by Ionis that would cause Ionis to reasonably conclude the inventorship of each Licensed Patent is not properly identified on each patent, (c) all official fees, maintenance fees and annuities for the Licensed Patents have been paid and all administrative procedures with governmental agencies have been completed, (d) none of the Ionis Product- Specific Patents that would be licensed by Ionis to Roche upon Handoff under this Agreement are currently involved in any interference, reissue, re- examination, cancellation or opposition proceeding and neither Ionis, nor any of its Affiliates, has received any written notice from any person, or has knowledge, of such actual or threatened Proceeding, and (e) to the best of Ionis’ knowledge and belief, Roche’s practice of the inventions claimed in the Ionis Product-Specific Patents in the performance of the Roche R&D Activities contemplated as of the Effective Date will not [***].

9.2.6.
SCHEDULE 9.2.6 is a complete and accurate list of all agreements that create Third Party Obligations that affect the rights granted by Ionis to Roche under this Agreement with respect to Ionis Development Candidates contemplated by the R&D Plans on the Effective Date.

9.2.7.
Ionis has all rights necessary to grant the Handoff and licenses contained in this Agreement, and has the ability to work exclusively with Roche as set forth in this Agreement, including the covenants granted in Section 4.1 (Exclusivity).

9.3.	Ionis Covenants. Ionis hereby covenants to Roche that, except as expressly permitted under this Agreement:

9.3.1.
Ionis will promptly amend SCHEDULE 9.2.4(a), SCHEDULE 9.2.4(b) and SCHEDULE 9.2.4(c) and submit such amended Schedules to Roche if Ionis becomes aware that any Ionis Core Technology Patents, Ionis Manufacturing and Analytical Patents or Ionis Product-Specific Patents are not properly identified on the respective Schedules;

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9.3.2.
during the Agreement Term, Ionis will maintain and not breach any agreements with Third Parties entered into after the Effective Date (“New Third Party Licenses”) that provide a grant of rights from such Third Party to Ionis that are Controlled by Ionis and are licensed or may become subject to a license from Ionis to Roche for a Product under this Agreement;

9.3.3.
Ionis will promptly notify Roche of any material breach by Ionis or a Third Party of any New Third Party License, and in the event of a breach by Ionis, will permit Roche to cure such breach on Ionis’ behalf upon Roche’s request;

9.3.4.	Ionis will not amend, modify or terminate any New Third Party License in a manner that would adversely affect Roche’s rights hereunder without first obtaining Roche’s written consent, which [***];

9.3.5.
Ionis will not enter into any new agreement or other obligation with any Third Party, or amend an existing agreement with a Third Party, in each case that restricts, limits or encumbers the rights granted to Roche under this Agreement;

9.3.6.	Ionis will cause its Affiliates to comply with the terms of Section 4.1 (Exclusivity);

9.3.7.
All employees and contractors of Ionis performing research and Development activities hereunder on behalf of Ionis will be obligated to assign all right, title and interest in and to any inventions (or grant a license to Ionis prior to or upon Handoff to obtain such a license) developed by them, whether or not patentable, to Ionis or such Affiliate, respectively, as the sole owner thereof; and

9.3.8.
If, after the Effective Date, Ionis becomes the owner or otherwise acquires Control of any formulation or delivery devices that would be necessary or useful in order for Roche to further Develop, Manufacture or Commercialize a Product, and Roche has executed Handoff and the license granted to Roche under this Agreement is in effect, Ionis will make such technology available to Roche on commercially reasonable terms.

9.4.
Representations and Warranties of Roche. Roche hereby represents and warrants to Ionis, as of the Effective Date, that all employees and contractors of Roche performing research and Development activities hereunder on behalf of Roche will be obligated to assign all right, title and interest in and to any inventions (or grant a license to Roche prior to or upon Handoff to obtain such a license) developed by them, whether or not patentable, to Roche or such Affiliate, respectively, as the sole owner thereof.

9.5.
DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY NOR ITS AFFILIATES MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ROCHE AND IONIS UNDERSTAND THAT PRODUCTS ARE THE SUBJECT OF ONGOING RESEARCH AND DEVELOPMENT AND THAT NEITHER PARTY CAN ASSURE THE SAFETY, USEFULNESS OR COMMERCIAL OR TECHNICAL VIABILITY OF THE PRODUCTS.

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ARTICLE 10.
INDEMNIFICATION; INSURANCE

10.1.
Indemnification by Roche. Roche will indemnify, defend and hold harmless Ionis and its Affiliates, and its or their respective directors, officers, employees and agents, from and against any and all liabilities, damages, losses, costs and expenses including the reasonable fees of attorneys (collectively “Losses”) arising out of or resulting from any and all Third Party suits, claims, actions, proceedings or demands (“Claims”) based upon:

10.1.1.
the gross negligence or willful misconduct of Roche, its Affiliates or Sublicensees and its or their respective directors, officers, employees and agents, in connection with Roche’s performance of its obligations or exercise of its rights under this Agreement;

10.1.2.	any breach of any representation or warranty or express covenant made by Roche under ARTICLE 9 or any other provision under this Agreement;

10.1.3.
the Development or Manufacturing activities that are conducted by or on behalf of Roche or its Affiliates or Sublicensees (which will exclude any Development or Manufacturing activities that are conducted by or on behalf of Ionis pursuant to this Agreement); or

10.1.4.	the Commercialization of a Product by or on behalf of Roche or its Affiliates or Sublicensees;

except, in each case above, to the extent such Claim arose out of or resulted from or is attributable to any acts or omissions of Ionis or its Affiliates, licensees, Sublicensees or contractors, and its or their respective directors, officers, employees and agents or other circumstance for which Ionis has an indemnity obligation pursuant to Section 10.2 (Indemnification by Ionis).

10.2.
Indemnification by Ionis. Ionis will indemnify, defend and hold harmless Roche and its Affiliates, and its or their respective directors, officers, employees and agents, from and against any and all Losses arising out of or resulting from any and all Claims based upon:

10.2.1.
the gross negligence or willful misconduct of Ionis, its Affiliates or Sublicensees or its or their respective directors, officers, employees and agents, in connection with Ionis’ performance of its obligations or exercise of its rights under this Agreement;

10.2.2.	any breach of any representation or warranty or express covenant made by Ionis under ARTICLE 9 or any other provision under this Agreement;

10.2.3.
any Development or Manufacturing activities that are conducted by or on behalf of Ionis or its Affiliates or Sublicensees (which will exclude any Development or Manufacturing activities that are conducted by or on behalf of Roche pursuant to this Agreement); or

10.2.4.	any Development, Manufacturing or Commercialization activities that are conducted by or on behalf of Ionis or its Affiliates or Sublicensees with respect to a Discontinued Product;

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except, in each case above, to the extent such Claim arose out of or resulted from or is attributable to any acts or omissions of Roche or its Affiliates, licensees, Sublicensees or contractors and its or their respective directors, officers, employees and agents or other circumstance for which Roche has an indemnity obligation pursuant to Section 10.1 (Indemnification by Roche).

10.3.
Procedure. If a Person entitled to indemnification under Section 10.1 (Indemnification by Roche) or Section 10.2 (Indemnification by Ionis) (an “Indemnitee”) seeks such indemnification, such Indemnitee will (i) inform the indemnifying Party in writing of a Claim as soon as reasonably practicable after such Indemnitee receives notice of such Claim, (ii) permit the indemnifying Party to assume direction and control of the defense of the Claim (including the sole right to settle such Claim at the sole discretion of the indemnifying Party, provided that such settlement or compromise does not admit any fault or negligence on the part of the Indemnitee, or impose any obligation on, or otherwise materially adversely affect, the Indemnitee or other Party), (iii) cooperate as reasonably requested (at the expense of the indemnifying Party) in the defense of the Claim, and (iv) undertake reasonable steps to mitigate any Losses with respect to the Claim. The provisions of Section 8.5 (Defense of Claims Brought by Third Parties) will govern the procedures for responding to a Claim of infringement described therein. Notwithstanding anything in this Agreement to the contrary, the indemnifying Party will have no liability under Section 10.1 (Indemnification by Roche) or Section 10.2 (Indemnification by Ionis), as the case may be, for Claims settled or compromised by the Indemnitee without the indemnifying Party’s prior written consent.

10.4.	Insurance.

10.4.1.
Ionis’ Insurance Obligations. Ionis hereby represents and warrants to Roche that it will maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement, including but not limited to its indemnification obligations herein, in such amounts and on such terms as are customary for prudent practices for biotech companies of similar size and with similar resources in the pharmaceutical industry for the activities to be conducted by it under this Agreement taking into account the scope of Development of Products. Ionis will furnish to Roche evidence of any insurance required under this Section 10.4.1 (Ionis’ Insurance Obligations), upon request.

10.4.2.
Roche’s Insurance Obligations. Roche hereby represents and warrants to Ionis that it will maintain, at its cost, reasonable insurance – which may be through self-insurance – against liability and other risks associated with its activities contemplated by this Agreement (including product liability), including but not limited to its indemnification obligations herein, in such amounts and on such terms as are customary for prudent practices for large companies in the pharmaceutical industry for the activities to be conducted by Roche under this Agreement. Roche will maintain such insurance throughout the Agreement Term and for [***] thereafter, and will furnish to Ionis evidence of such insurance, upon request.

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10.5.
LIMITATION OF CONSEQUENTIAL DAMAGES. EXCEPT FOR (a) CLAIMS OF A THIRD PARTY THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 10 (INDEMNIFICATION; INSURANCE), (b) CLAIMS ARISING OUT OF A PARTY’S WILLFUL MISCONDUCT OF THIS AGREEMENT, (c) A PARTY’S BREACH OF ARTICLE 4 (EXCLUSIVITY  COVENANTS), OR A BREACH OF SECTION 11.4.2 (LICENSE TERMINATION) BY ROCHE OR ITS AFFILIATES OR (d) CLAIMS ARISING OUT OF A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT, NEITHER PARTY NOR ANY OF ITS AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS AGREEMENT OR ITS AFFILIATES FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR OTHER INDIRECT DAMAGES, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

ARTICLE 11.
TERM; TERMINATION

11.1.
Agreement Term; Expiration. This Agreement is effective as of the Effective Date and, unless earlier terminated pursuant to the other provisions of this ARTICLE 11, will continue in full force and effect until this Agreement expires as follows:

11.1.1.
on a country-by-country and Product-by-Product basis, on the date of expiration of all payment obligations by the Commercializing Party under this Agreement with respect to such Product (or such Discontinued Product) in such country; and

11.1.2.	in its entirety upon the expiration of all payment obligations under this Agreement with respect to the last Product (or last Discontinued Product) in all countries pursuant to Section 11.1.1.

The period from the Effective Date until the date of expiration of this Agreement pursuant to this Section 11.1 (Agreement Term; Expiration) is the “Agreement Term.” On a Product-by-Product basis, if with respect to a particular Product this Agreement expires (i.e., is not terminated early) under Section 11.1.1 or Section 11.1.2 in a particular country, then, effective upon such expiration, Ionis will and hereby does grant to Roche a fully paid-up, royalty-free, and irrevocable non-exclusive license under the Licensed Know-How to Manufacture, Develop and Commercialize the Product that is the subject of such expiration in such country.

11.2.	Termination.

11.2.1.
Roche’s Termination for Convenience. Roche may terminate this Agreement for convenience as a whole or on a Program-by-Program basis, Target-by- Target basis, Product-by-Product basis or country-by-country basis by providing ninety (90) days written notice to Ionis of such termination.

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11.2.2.	Termination for Material Breach.

(a)
Roche’s Right to Terminate. If Roche believes that Ionis is in material breach of this Agreement (other than with respect to a failure to use Commercially Reasonable Efforts under Section 3.1.2 (Conducting the R&D Plans) or Section 3.1.9 (Performance Milestones During the Handoff Period), which are governed by Section 11.2.3 (Remedies for Failure to Use Commercially Reasonable Efforts) below), then Roche may deliver written notice of such material breach to Ionis. If the breach is curable, Ionis will have [***] to cure such breach. If Ionis fails to cure such breach within the [***] period, or if the breach is not subject to cure, Roche may terminate this Agreement in whole or on a Program-by-Program basis, Target-by-Target basis, Product-by- Product basis or country-by-country basis, as applicable, by providing written notice to Ionis.

(b)
Ionis’ Right to Terminate. If Ionis believes that Roche is in material breach of this Agreement (other than with respect to a failure to use Commercially Reasonable Efforts under Section 3.1.2 (Conducting the R&D Plans), Section 3.1.9 (Performance Milestones During the Handoff Period), or Section 6.2 (Diligence), which is governed by Section 11.2.3 (Remedies for Failure to Use Commercially Reasonable Efforts) below), then Ionis may deliver written notice of such material breach to Roche. If the breach is curable, Roche will have [***] days to cure such breach (except to the extent such breach involves the failure to make a payment when due, which breach must be cured within [***] days following such notice). If Roche fails to cure such breach within the [***] or [***] period, as applicable, or if the breach is not subject to cure, Ionis may terminate this Agreement by providing written notice to Roche in whole or on a Program-by-Program basis, Target-by-Target basis, Product-by-Product basis or country-by- country basis, as applicable, by proving written notice to Roche.

11.2.3.	Remedies for Failure to Use Commercially Reasonable Efforts.

(a)
If Ionis, in Roche’s reasonable determination, fails to use Commercially Reasonable Efforts in the activities contemplated in Section 3.1.2 (Conducting the R&D Plans) or Section 3.1.9 (Performance Milestones During the Handoff Period), then Roche will notify Ionis and, within [***] thereafter, Ionis and Roche will meet and confer to discuss and resolve the matter in good faith, and attempt to devise a mutually agreeable plan to address any outstanding issues related to Ionis’ use of Commercially Reasonable Efforts in Section 3.1.2 (Conducting the R&D Plans) or Section 3.1.9 (Performance Milestones During the Handoff Period), as applicable. Following such a meeting, if Ionis fails to use Commercially Reasonable Efforts as agreed, Roche will have the right to terminate this Agreement in whole or on a Program-by-Program basis, Target-by-Target basis, Product-by-Product basis or country-by-country basis, as applicable.

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(b)
If Roche, in Ionis’ reasonable determination, fails to use Commercially Reasonable Efforts in the activities contemplated in Section 3.1.2 (Conducting the R&D Plans), Section 3.1.9 (Performance Milestones During the Handoff Period), or Section 6.2 (Diligence), then Ionis will notify Roche and, within [***] thereafter, [***]. Following [***], if Roche fails to use Commercially Reasonable Efforts as agreed and subject to Section 11.2.4 (Disputes Regarding Material Breach), Ionis will have the right to terminate this Agreement in whole or on a Program-by-Program basis, Target-by-Target basis, Product-by-Product basis or country-by-country basis, as applicable.

11.2.4.
Disputes Regarding Material Breach. Notwithstanding the foregoing, if the Breaching Party in Section 11.2.2(a) (Roche’s Right to Terminate) or Section 11.2.2(b) (Ionis’ Right to Terminate) disputes in good faith the existence or materiality of, or failure to cure any such breach which is not a payment breach, and provides notice to the Non-Breaching Party of such dispute within such [***] or [***] period, as applicable, then the Non-Breaching Party will not have the right to terminate this Agreement in accordance with Section 11.2.2(a) (Roche’s Right to Terminate) or Section 11.2.2(b) (Ionis’ Right to Terminate), unless and until it has been determined in accordance with Section 13.1 (Dispute Resolution) that this Agreement was materially breached by the Breaching Party and the Breaching Party fails to cure such breach within [***] days following such determination. It is understood and acknowledged that during the pendency of such dispute, all the terms of this Agreement will remain in effect and the Parties will continue to perform all of their respective obligations hereunder, including satisfying any payment obligations.

11.2.5.	Termination for Insolvency.

(a)
Either Party may terminate this Agreement if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state or country a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets; or if the other Party proposes a written agreement of composition or extension of substantially all of its debts; or if the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within ninety (90) days after the filing thereof; or if the other Party is a party to any dissolution or liquidation; or if the other Party makes an assignment of substantially all of its assets for the benefit of creditors.

(b)
All rights and licenses granted under or pursuant to any section of this Agreement are and will otherwise be deemed to be for purposes of Section 365(n) of Title 11, United States Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined in Section 101(35A) of the Bankruptcy Code. The Parties will retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party will further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, will be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects in writing to continue, and continues, to perform all of its obligations under this Agreement.

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11.2.6.	Termination if Ionis Development Candidate Not Identified or Designated.

(a)
On a Target-by-Target basis, if, [***], then either Party will have the right to terminate the Agreement with regard to the applicable Program by providing [***] days’ written notice to the other Party.

(b)
If the JSC does not recommend a Compound for designation as an Ionis Development Candidate (and does not, as an alternative, recommend designation of a Related Compound) within [***] after Roche’s receipt of the applicable Development Candidate Data Package, or Roche does not confirm the designation of a Compound (or Related Compound, as applicable) as an Ionis Development Candidate within [***] after the date of the JSC’s recommendation (or a longer period as the Parties may mutually agree in writing), in each case in accordance with Section 3.1.3 (Ionis Development Candidate Designation; IND- Enabling Toxicology Study Costs), then Ionis will have the right to terminate the Agreement with regard to the applicable Program by providing [***] days’ written notice to Roche.

(c)
If this Agreement is terminated under this Section 11.2.6(a) (Termination if Ionis Development Candidate Not Identified or Designated) with respect to a Program, then Section 11.4 (General Consequences of Termination of the Agreement) will apply solely with respect to the applicable Program. Nothing in this Section 11.2.6 (Termination if Ionis Development Candidate Not Identified or Designated) will terminate or otherwise affect the provisions of another Program, which shall remain in full force and effect.

(d)	If this Agreement is terminated under this Section 11.2.6 (Termination if Ionis Development Candidate Not Identified or Designated) with respect to a Program, then [***].

11.2.7.
Termination for Cessation of Development. If, (a) prior to [***], Roche has suspended Development activities for a period of [***] but (i) has not [***], or (ii) has not [***], or (b) Section 3.1.7 (Failure of IND-Enabling Toxicology Study to Achieve Handoff Data Package Criteria; Disputes over Achievement of Handoff Data Package Criteria) becomes applicable under this Agreement, within the [***] period no Related Compound has been designated as a replacement Ionis Development Candidate, and Roche is not otherwise [***], then in each case ((a) or (b)) Ionis shall have the right to terminate this Agreement in accordance with Section 11.2.2(b) (Ionis’ Right to Terminate). Ionis’ rights under this Section 11.2.7 (Termination for Cessation of Development) are without prejudice to Roche’s obligation to use Commercially Reasonable Efforts as set out in Section 6.2 (Diligence).

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11.3.
Patent Challenge. If, during the Agreement Term, solely with respect to rights to the Ionis Product-Specific Patents and the Ionis Core Technology Patents claiming technology incorporated in a Product, in each case that are included in a license granted to Roche under Section 5.1.2 (Development and Commercialization License Grant to Roche), Roche, its Affiliates or Sublicensees, in any country, (a) commence or otherwise voluntarily determine to participate in (other than as may be necessary or reasonably required to [***]) any action or proceeding, challenging or denying the enforceability or validity of any claim within an issued patent or patent application within such Ionis Product-Specific Patents or Ionis Core Technology Patents, or (b) direct, support or actively assist any other Person (other than as may be necessary or reasonably required to [***]) in bringing or prosecuting any action or proceeding challenging or denying the validity of any claim within an issued patent or patent application within such Ionis Product-Specific Patents or Ionis Core Technology Patents, then unless, within [***] after written notice from Ionis, Roche [***], Ionis may, to the extent permitted under Applicable Law, terminate this Agreement and the provisions of Section 11.4 (General Consequences of Termination of the Agreement) and Section 11.5 (Special Consequences of Termination of the Agreement) will apply, provided, however, [***].

11.4.
General Consequences of Termination of the Agreement. If any portion of this Agreement or the whole Agreement is terminated by a Party in accordance with this ARTICLE 11 at any time and for any reason, the following terms will apply to any such termination, either in whole or on a Program-by-Program basis, Target-by-Target basis, Product-by-Product basis or country-by-country basis:

11.4.1.
Return of Information and Materials. The Parties will return (or destroy, as directed by the other Party) all data, files, records and other materials containing or comprising the other Party’s Confidential Information that are the subject of such termination to the extent separable from data, files, records and other materials (a) required for the continuation of the Program(s), Target, Product(s) or countries which have not been terminated or (b) that constitute the Confidential Information of the returning Party. Notwithstanding the foregoing, the Parties will be permitted to retain one copy of such data, files, records, and other materials for archival and legal compliance purposes.

11.4.2.
License Termination. Upon termination but not expiration of the Agreement, except for the licenses granted under Section 5.1.3 (Cross-Licenses under Collaboration Intellectual Property) and Section 11.2.6(d), any licenses granted by Ionis to Roche under this Agreement will terminate and Roche, its Affiliates and Sublicensees will cease selling all Products that are the subject of such termination, unless Ionis elects to have Roche continue to sell the applicable Product(s) as part of the Transition Activities under Section 11.5.9 (Transition Activities).

11.4.3.	Exclusivity Covenants. On a Target-by-Target basis, neither Party will have any further obligations under Section 4.1 (Exclusivity) of this Agreement.

11.4.4.
Accrued Rights. Termination or expiration of this Agreement for any reason will be without prejudice to any rights or financial compensation that will have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration will not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. For purposes of clarification, milestone payments under ARTICLE 7 accrue as of the date the applicable Milestone Event is achieved even if the payment is not due at that time.

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11.4.5.
Survival. The following provisions of this Agreement will survive the expiration or termination of this Agreement: Section 3.10 (Failure to Identify or Designate an Ionis Development Candidate) (but only if this Agreement is terminated under Section 11.2.6 (Termination if Ionis Development Candidate Not Identified or Designated)), Section 5.1.3 (Cross-Licenses under Collaboration Intellectual Property), Section 5.1.5 (No Implied Licenses), Section 7.2 ([***]) through Section 7.6 (Mode of Payment) (in each case solely with respect to any financial compensation that has accrued prior to expiry or termination), Section 7.7 (Records Retention), Section 7.8 (Audits), Section 7.9 (Taxes), Section 7.10 (Interest), Section 8.1 (Ownership), Section 8.5.2 (Third Party Claims Regarding Discontinued Products), Section 8.5.3 (Interplay Between Enforcement of IP and Defense of Third Party Claims), Section 8.6.5 (Settlement), Section 9.5 (Disclaimer), ARTICLE 10 (Indemnification; Insurance), Section 11.1 (Agreement Term; Expiration), Section 11.2.5 (Termination for Insolvency), Section 11.2.6 (Termination if Ionis Development Candidate Not Identified or Designated), Section 11.4 (General Consequences of Termination of the Agreement), Section 11.5 (Special Consequences of Termination of the Agreement), Section 11.6 (Reverse Royalty Payments to Roche for Discontinued Products), Section 11.7 (Sublicensees), ARTICLE 12 (Confidentiality), ARTICLE 13 (Miscellaneous) and

11.4.6.	APPENDIX 1 (Definitions) (to the extent definitions are embodied in the foregoing listed Articles and Sections).

11.5.
Special Consequences of Termination of the Agreement. If Roche terminates the Agreement under Section 11.2.1 (Roche’s Termination for Convenience), or Ionis terminates this Agreement under Section 11.2.2(b) (Ionis’ Right to Terminate), Section 11.2.3 (Remedies for Failure to Use Commercially Reasonable Efforts), or Section 11.2.7 (Termination for Cessation of Development), then in addition to the terms set forth in Section 11.4 (General Consequences of Termination of the Agreement), the following additional terms will also apply:

11.5.1.
License to Ionis for Discontinued Products Comprising Ionis Development Candidates. Roche will and hereby does grant to Ionis a sublicensable, royalty- bearing, worldwide, exclusive license or sublicense, as the case may be, under all Roche Technology (excluding Companion Diagnostic IP) Controlled by Roche as of the date of such reversion that Covers Discontinued Products comprising an Ionis Development Candidate solely as necessary to Develop, make, have made, use, sell, offer for sale, have sold, import and otherwise Commercialize such Discontinued Products in the Field;

11.5.2.
License to Ionis for Companion Diagnostic Products. On request by Ionis, Roche will make available to Ionis, on commercially reasonable terms, any diagnostic products and/or services to select patients who will use Products (each, a “Companion Diagnostic Product”) and any Patent Rights and Know- How Covering such Companion Diagnostic Products (such intellectual property, “Companion Diagnostic IP”) Controlled by Roche as of the date of such reversion that is necessary to Develop or Commercialize such Companion Diagnostic Products;

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11.5.3.
Know-How Transfer. Within [***] following the date of termination, Roche will transfer to Ionis for use with respect to the Development and Commercialization of Discontinued Products, copies of any Roche Collaboration Know-How data, results, and regulatory information, and to the extent solely related to and necessary for the Development or Commercialization of such Discontinued Products, [***] in the possession of Roche as of the date of such reversion that relate to such Discontinued Products, and any other information or material specified in Section 3.5 (Technology Transfer Implementation);

11.5.4.
Regulatory Materials. Within [***] following the date of the termination, Roche will assign, and hereby does assign, to Ionis all of Roche’s right, title and interest in and to all regulatory materials for the Discontinued Product, including any IND, orphan drug designation and marketing authorizations that relate to the applicable Discontinued Product;

11.5.5.
Trademarks. Roche will license to Ionis any trademarks that are specific to Discontinued Products solely for use with such Discontinued Products; provided, however, that in no event will Roche have any obligation to license to Ionis any trademarks used by Roche both in connection with a Product and in connection with the sale of any other product or service, including any Roche- or Roche-formative marks, company logos, or trademarks of its Affiliates or Sublicensees;

11.5.6.
Prosecution and Maintenance of Patents for Discontinued Products. Ionis will control and be responsible at its sole cost for all aspects of the Prosecution and Maintenance of all Joint Collaboration Patents for Discontinued Products that claim Ionis Development Candidates and Ionis Product-Specific Patents for Discontinued Products, and Roche will provide Ionis with (and will instruct its counsel to provide Ionis with) all of the information and records in Roche’s and its counsel’s possession related to the Prosecution and Maintenance of such Joint Collaboration Patents for Discontinued Products that claim Ionis Development Candidates and Ionis Product-Specific Patents for Discontinued Products.

11.5.7.
Stocks of API and Finished Drug Product. Ionis will have the right to purchase from Roche any or all of the inventory of API and/or Finished Drug Product for such Discontinued Product held by Roche as of the effective date of termination (that are not committed to be supplied to any Third Party or Sublicensee, in the ordinary course of business, as of the effective date of termination), if any, [***]. Ionis will notify Roche within [***] after the effective date of termination whether Ionis elects to exercise such right;

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11.5.8.
Manufacturing Technology Transfer. If Roche or Roche’s CMO is manufacturing API and/or Finished Drug Product as of the termination triggering this provision, then Ionis may request Roche to conduct (or cause to be conducted by Roche’s CMO) a technology transfer to Ionis (or Ionis’ designated Third Party supplier) of any technology, information and data reasonably related to Roche’s or such CMO’s manufacturing and supply of API and/or Finished Drug Product for such Discontinued Product, and if so requested, Roche will conduct (or cause to be conducted by Roche’s CMO) such a technology transfer, and Ionis [***], and Roche will (or will cause Roche’s CMO to) continue to (i) provide reasonable support and cooperation with Ionis’ regulatory filings and interactions with Regulatory Authorities related to Roche’s or such CMO’s API and/or Finished Drug Product manufacturing (including any required inspections), and (ii) supply (or cause to be supplied by Roche’s CMO) API and/or Finished Drug Product to Ionis, [***] to enable Ionis to identify and contract with a suitable Third Party API and/or Finished Drug Product manufacturer; and

11.5.9.	Transition Activities. For a period of up to [***] following the effective date of termination:

(a)
The Parties wish to provide a mechanism to ensure that, assuming the Discontinued Product is available to patients as of the reversion date, patients who were being treated with the Discontinued Product prior to such termination or who desire access to the Discontinued Product can continue to have access to such Discontinued Product while the regulatory and commercial responsibilities for the Discontinued Product are transitioned from Roche to Ionis. As such, Ionis may request Roche to perform transition activities that are necessary or useful to (1) transition Roche’s Commercialization activities (if any) to Ionis to minimize disruption to sales, (2) provide patients with continued access to the applicable Discontinued Products (if applicable), (3) enable Ionis (or Ionis’ designee) to assume and execute the responsibilities under all Approvals and ongoing Clinical Studies for the applicable Discontinued Product, and (4) ensure long-term continuity of supply for the Discontinued Product (collectively, the “Transition Activities”), including, if applicable, the categories of services and deliverables listed on SCHEDULE 11.5.9, but no longer than [***] following the effective date of termination. If applicable, Roche will [***] SCHEDULE 11.5.9; provided Roche and Ionis may mutually agree in writing to [***].

(b)
Ionis may elect to have Roche perform the applicable Transition Activities by providing written notice to Roche no later than [***]  following the effective date of the termination. If Ionis requests Transition Activities, without limiting the provisions of Section 11.5 (Special Consequences of Termination of the Agreement), the Parties will mutually agree upon a transition plan for Roche to perform the applicable Transition Activities including delivery and transition dates. In addition, the Parties will establish a transition committee consisting of at least each Party’s Alliance Managers, a representative from each Party’s chemistry, manufacturing and controls (“CMC”) group who was responsible for the Discontinued Product prior to the termination, and up to two (2) additional representatives from each Party who are from other relevant functional groups to facilitate a smooth transition. While Roche is providing applicable Transition Activities, Roche and Ionis will [***].

(c)	Ionis will [***] to perform the Transition Activities. In addition, Ionis will [***] to perform the Transition Activities. Ionis will own [***].

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11.6.	Reverse Royalty Payments to Roche for Discontinued Products.

11.6.1.
If either party terminates the Agreement with respect to a Product after payment of the applicable milestone amount for the “[***]” Milestone Event set forth in TABLE 1 of Section 7.3.1 (Development Milestones for [***]) or TABLE 2 of Section 7.3.2 (Development Milestones for [***]) but before the payment of the applicable milestone amount for the “[***]” Milestone Event set forth in TABLE 1 of Section 7.3.1 (Development Milestones for [***]) or TABLE 2 of Section 7.3.2 (Development Milestones for [***]) with respect to the Discontinued Product that is the subject of such termination, and Ionis or any of its Affiliates or Sublicensees Commercializes such Discontinued Product, then Ionis will pay Roche a reversion royalty of [***] of Annual worldwide Net Sales of such Discontinued Product [***].

11.6.2.
If either Party terminates this Agreement with respect to a Product after payment of the applicable milestone amount for the “[***]” Milestone Event set forth in TABLE 1 of Section 7.3.1 (Development Milestones for [***]) or TABLE 2 of Section 7.3.2 (Development Milestones for [***]) but before the payment of the first applicable milestone amount for the “[***]” Milestone Event set forth in TABLE 1 of Section 7.3.1 (Development Milestones for [***]) or TABLE 2 of Section 7.3.2 (Development Milestones for [***]) with respect to the Product that is the subject of such termination, and Ionis or any of its Affiliates or Sublicensees Commercializes such Discontinued Product, then Ionis will pay Roche a reversion royalty of [***] of Annual worldwide Net Sales of such Discontinued Product [***].

11.6.3.
If either Party terminates this Agreement with respect to a Product after payment of the first applicable milestone amount for the “[***]” Milestone Event set forth in TABLE 1 of Section 7.3.1 (Development Milestones for [***]) or TABLE 2 of Section 7.3.2 (Development Milestones for [***]) with respect to the Discontinued Product that is the subject of such termination, and Ionis or any of its Affiliates or Sublicensees Commercializes such Discontinued Product, then Ionis will pay Roche a reversion royalty of [***] of Annual worldwide Net Sales of such Discontinued Product [***].

11.6.4.
Ionis will pay Roche reversion royalties under this Section 11.6 (Reverse Royalty Payments to Roche for Discontinued Products) in accordance with the provisions governing payment of royalties from Roche to Ionis in Section 7.4 (Royalties) (mutatis mutandis).

11.6.5.	Limitations on Grant-Backs.

For purposes of clarity, irrespective of anything to the contrary in this Agreement:

(a)
All transfers and licenses from Roche to Ionis (or other obligations of Roche) under Section 11.6 (Reverse Royalty Payments to Roche for Discontinued Products) are solely with respect to Product(s) [***]. Should at the effective date of termination (i) [***], or (ii) [***], then [***]. For clarity, Roche [***].

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(b)
In connection with research studies, Clinical Studies or other activities associated with the Development and Commercialization of Products, Roche may have collected (i) personally identifiable information about individual  human  subjects  or  (ii) human  biological  samples (collectively, “PII/Samples”). Legal and contractual restrictions may apply to such PII/Samples. Roche shall have no obligation to transfer such PII/Samples unless necessary for the continued development of the Product, in which case Roche shall not be obliged to transfer any PII/Samples that Roche in good faith believes would be prohibited or would subject Roche to potential liability by reason of Applicable Law, contractual restrictions or insufficient patient consent. If Roche transfers any such PII/Samples, the Parties will enter into the relevant agreements under applicable data privacy laws (such as a data transfer agreement) when required in accordance with Section 12.1 (Confidentiality; Exceptions). Upon the transfer of such PII/Samples by Roche, Ionis shall use such PII/Samples for the sole purpose of Developing and Commercializing the Product, and Ionis shall be responsible  for  the  correct and  lawful use of  the PII/Sample in compliance with the applicable data protection laws, the informed consent forms and privacy notices (including but not limited to potential re-consenting of the patients at Ionis’ costs if the legal basis for the processing of the patients’ data was their explicit consent).

11.7.
Sublicensees. If this Agreement terminates for any reason, any Sublicensee granted a sublicense by Roche to Develop or Commercialize Products will, from the effective date of such termination, automatically become a direct licensee of Ionis with respect to the rights sublicensed to the Sublicensee by Roche; so long as (i) such Sublicensee is not in breach of its sublicense agreement, (ii) such Sublicensee agrees in writing to comply with all of the terms of this Agreement to the extent applicable to the rights originally sublicensed to it by Roche, and (iii) such Sublicensee agrees to pay directly to Ionis such Sublicensee’s payments under this Agreement to the extent applicable to the rights sublicensed to it by Roche. Roche agrees that it will confirm clause (i) of the foregoing in writing at the request and for the benefit of Ionis and if requested, the Sublicensee.

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ARTICLE 12.
CONFIDENTIALITY

12.1.
Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, during the Agreement Term and for five years thereafter, the receiving Party (the “Receiving Party”) and its Affiliates will keep confidential and will not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any confidential or proprietary information or materials, patentable or otherwise, in any form (written, oral, photographic, electronic, magnetic, or otherwise) which is disclosed to it by the other Party (the “Disclosing Party”) or its Affiliates or otherwise received or accessed by a Receiving Party in the course of performing its obligations or exercising its rights under this Agreement, including trade secrets, Know-How, inventions or discoveries, proprietary information, formulae, processes, techniques and information relating to the past, present and future marketing, financial, and research and development activities of any product or potential product or useful technology of the Disclosing Party or its Affiliates and the pricing thereof (collectively, “Confidential Information”). Without limiting the foregoing, Roche agrees that it will not disclose or use Ionis’ Confidential Information or the Licensed Know-How for any purpose other than as provided in this Agreement. Roche has procedures in place to protect such information and will ensure it implements such procedures appropriately to prevent Ionis’ Confidential Information and the Licensed Know-How from being disclosed or used for any purpose other than as provided in this Agreement. In addition to the confidentiality obligations set forth in this Agreement, in the event that, during the implementation of the Agreement, one of the Parties processes any information that is protected by applicable data privacy laws, including without limitation, the Health Insurance Portability & Accountability Act of 1996 (HIPAA) in the US, the Swiss Data Protection Act, the European Union General Data Protection Regulation 2016/679 (GDPR), the Personal Information Protection and Electronic Documents Canada (PIPEDA) in Canada, and any other applicable data protection laws, the respective Party agrees to fully comply with such laws, as they may be applicable to the Party. If and as required by applicable data privacy laws, including but not limited to the EU GDPR, Swiss or United Kingdom laws, the Parties shall execute additional data protection documentation, such as the Standard Contractual Clauses issued by the European Commission to cover any cross-border transfers of personal data. If a Party to this Agreement becomes subject to an investigation by a data protection authority or any other competent authority in relation to the processing of personal data under this Agreement, then the Party affected will inform the other Party without any undue delay unless the Party is not permitted to provide such information. The Parties will inform each other without any undue delay and provide each other with reasonable support in case of a Data Subject Request (as such term is defined under the applicable data privacy law(s)) or in case of a Data Breach (as such term is defined under the applicable data privacy law(s)) that would potentially affect the other Party to this Agreement. If changes to the applicable data privacy laws affect the compliance of data processing activities under this Agreement, then the Parties will negotiate in good faith adjustments to the data privacy language in this Agreement, or additional data privacy documentation if and as required by applicable data privacy laws. The Parties warrant that they will implement and maintain adequate technical and organizational measures to ensure the integrity and security of personal data processed under this Agreement.

12.2.
Prior Confidentiality Agreement. The Non-Disclosure Agreement executed by Ionis and Roche on November 11, 2021 (including any and all amendments thereto) (the “CDA”) will govern disclosures of Information (as defined in the CDA) between the Parties prior to the Effective Date. All Confidential Information exchanged between the Parties on or after the Effective Date under this Agreement will be subject to the terms of this ARTICLE 12.

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12.3.
Authorized Disclosure. Except as expressly provided otherwise in this Agreement, a Receiving Party or its Affiliates may use and disclose to Third Parties Confidential Information of the Disclosing Party as follows: (i) solely in connection with the performance of its obligations or exercise of rights granted or reserved in this Agreement under confidentiality provisions no less restrictive than those in this Agreement, provided, a Receiving Party may disclose Confidential Information to a governmental entity or agency without requiring such entity or agency to enter into a confidentiality agreement; (ii) to the extent reasonably necessary to file or prosecute patent, copyright and trademark applications (subject to Section 12.4 (Press Release; Publications; Disclosure of Agreement) below), complying with applicable governmental regulations, obtaining Approvals, conducting Pre-Clinical Studies or Clinical Studies, marketing a Product, or as otherwise required by Applicable Law, regulation, rule or legal process (including the rules of the SEC and any stock exchange); provided, however, that if a Receiving Party or any of its Affiliates is required by law or regulation to make any such disclosure of a Disclosing Party’s Confidential Information it will, except where impracticable for necessary disclosures, give reasonable advance notice to the Disclosing Party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed; (iii) in communication with actual or potential lenders, investors, merger partners, acquirers, consultants, or professional advisors on a need-to-know basis, in each case under confidentiality provisions no less restrictive than those of this Agreement; (iv) to the extent such disclosure is required to comply with existing expressly stated contractual obligations owed to such Party’s or its Affiliates’ licensor with respect to any intellectual property licensed to the other Party under this Agreement; or (v) as mutually agreed to in writing by the Parties. Notwithstanding the foregoing, if either Party concludes based on the reasonable opinion of counsel that a copy of this Agreement must be filed with the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States, such Party will, within a reasonable time prior to any such filing (and to the extent possible at least [***] prior to any such filing), provide the other Party with a copy of this Agreement showing any provisions hereof as to which such Party proposes to request confidential treatment, and the Parties shall coordinate with each other and will use good faith efforts to mutually agree on the redaction of certain provisions of this Agreement (together with all exhibits and schedules) before filing such copy of this Agreement, provided that notwithstanding the foregoing, the filing Party shall retain final decision-making authority over the redactions to be made in its filed copy of this Agreement.

12.4.	Press Release; Publications; Disclosure of Agreement.

12.4.1.
Public Announcements – Generally. Either Party may issue a press release announcing the execution of this Agreement and disclosing selected key terms, subject to prior agreement of the Parties on the final draft of press release to be issued. Except to the extent required to comply with Applicable Law, regulation, rule or legal process or as otherwise permitted in accordance with this Section 12.4 (Press Release; Publications; Disclosure of Agreement), each Party agrees not to issue any other press release or other public statement disclosing other information relating to this Agreement or the terms of this Agreement or the transactions contemplated hereby without the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed.

12.4.2.
Use of Name. Except as set forth in Section 12.4.8 (Acknowledgement; Commercial Materials), neither Party will use the other Party’s name in a press release or other publication without first obtaining the prior written consent of the Party to be named.

12.4.3.
Notice of Significant Events. Each Party will notify (no later than [***] after the information or results are obtained) the other Party of any significant event related to a Product (including any data, serious adverse event or regulatory advice or approval) so that the Parties may analyze the need to or desirability of publicly disclosing or reporting such event. Notwithstanding Section 12.4.1 (Public Announcements – Generally) above, any press release or other similar public communication by either Party related to a Product’s efficacy or safety data and/or results, will be submitted to the other Party for review and approval at least [***] in advance of such proposed public disclosure, which approval will not be unreasonably withheld or delayed.

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12.4.4.
Press Releases. Roche will have the sole right, consistent with its practice with its other compounds and products, to issue press releases, publish, present or otherwise disclose the progress and results regarding the Products to the public; provided, that with respect to any proposed press release or other similar public communication by Roche disclosing regulatory discussions, the efficacy or safety data or results related to the Products or Roche’s sales projections, (i) Roche will submit such proposed communication to Ionis for review at least [***] in advance of such proposed public disclosure, (ii) Ionis will have the right to review and recommend changes to such communication, and (iii) Roche will in good faith consider any changes that are timely recommended by Ionis.

12.4.5.
Scientific or Clinical Presentations. Regarding any proposed scientific publications related to results from any Clinical Studies of a Product, the Parties agree to use Commercially Reasonable Efforts to control public scientific disclosures of such results to prevent any adverse effect of any premature public disclosure of such results. The Parties will establish a procedure for publication review and each Party will first submit to the other Party through the JPC an early draft of all such publications or presentations, at least [***] prior to submission for publication including to facilitate the publication of any summaries of Clinical Studies data and results as required on the clinical trial registry of each respective Party. Each Party will review such proposed publication to avoid the unauthorized disclosure of a Party’s Confidential Information and to preserve the patentability of inventions arising from an R&D Plan. If, during such [***] period, the other Party informs such Party that its proposed publication contains Confidential Information of the other Party, then such Party will delete such Confidential Information from its proposed publication. In addition, if during such [***] period, the other Party informs such Party that its proposed publication discloses non-public inventions made by either Party in the course of the Development under this Agreement, or the public disclosure of such proposed publication may have a material adverse effect on any Patent Rights or Know-How solely owned or Controlled by such other Party, then such Party will either (i) delay such proposed publication for up to [***] from the date of such Party’s objection, to permit the timely first filing of patent application(s), or (ii) remove the identified disclosures prior to publication.

12.4.6.
SEC Filings. Each Party will give the other Party a reasonable opportunity to review all material filings with the SEC describing the terms of this Agreement prior to submission of such filings, and will give due consideration to any reasonable comments by the non-filing Party relating to such filing.

12.4.7.
Subsequent Disclosure. Notwithstanding the foregoing, to the extent information regarding this Agreement or a Product has already been publicly disclosed, either Party (or its Affiliates) may subsequently disclose the same information to the public without the consent of the other Party.

12.4.8.
Acknowledgment; Commercial Materials. Each Party will acknowledge in any press release, public presentation, publication or commercial marketing materials regarding the collaboration or a Product, the other Party’s role in discovering and Developing a Product or Discontinued Product, as applicable, that the Product is under license from Ionis and otherwise acknowledge the contributions from the other Party, and each Party’s stock ticker symbol (e.g., Ionis: Nasdaq: IONS; Roche: SIX: RO, ROG; OTCQX: RHHBY). Ionis may include the Products (and identify Roche as its partner for the Product) in Ionis’ drug pipeline. In addition, subject to Applicable Law, the words “Discovered by Ionis” will be included in Product communications, provided that Roche will have final decision-making authority regarding the applicability of any legal and regulatory requirements for such acknowledgement.

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ARTICLE 13.
MISCELLANEOUS

13.1.	Dispute Resolution.

13.1.1.
Escalation. If any dispute occurs under this Agreement (other than a dispute regarding the construction, validity or enforcement of either Party’s Patent Rights, which disputes will be resolved pursuant to Section 13.2 (Governing Law; Jurisdiction; Venue; Service of Process)), then either Party may request in writing that the dispute be referred for resolution to the Head of Roche Pharma Partnering and the Chief Executive Officer of Ionis (the “Executives”). Within [***] after such a request, the Executives will meet in person at a mutually acceptable time and location or by means of telephone or video conference to negotiate a settlement of the dispute. Each Party’s JSC representatives may participate in such meeting if desired. If the Executives fail to resolve the dispute within such [***] period, then the dispute will be referred to binding arbitration under Section 13.1.2 (Binding Arbitration).

13.1.2.
Binding Arbitration. If a dispute subject to Section 13.1.1 (Escalation) is not resolved pursuant to Section 13.1.1 (Escalation), except as otherwise set forth in this Agreement such dispute will be resolved through binding arbitration in accordance with this Section 13.1.2 (Binding Arbitration) and under the Commercial Arbitration Rules of the [***] then in effect, including application of the “Expedited Procedures” (sections E-1, et al) of the Commercial Arbitration Rules of the [***]. The proceedings and decisions of the arbitrator will be confidential, final and binding on the Parties, and judgment upon the award of such arbitrators may be entered in any court having jurisdiction thereof. The arbitration will take place in Boston, Massachusetts USA and will be conducted by three (3) arbitrators. Each of Roche and Ionis shall appoint one (1) arbitrator within thirty (30) days after the notice that initiated the arbitration. These two (2) arbitrators shall in turn appoint a third arbitrator who will be reasonably acceptable to the Parties and who will be appointed in accordance with [***] rules. Each arbitrator chosen hereunder will have educational training and industry experience sufficient to demonstrate a reasonable level of scientific, financial, medical and industry knowledge relevant to the particular dispute.

13.2.	Governing Law; Jurisdiction; Venue; Service of Process.

13.2.1.	This Agreement and any dispute will be governed by and construed and enforced in accordance with the laws of [***], without reference to conflicts of laws principles.

13.2.2.
Each Party hereby agrees that service of process: (a) made in any manner permitted by [***] law, or (b) made by overnight express courier service (signature required), prepaid, at its address specified pursuant to Section 13.7 (Notices), will constitute good and valid service of process in any such action and (c) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (a) or (b) does not constitute good and valid service of process.

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13.3.
Remedies. Notwithstanding anything to the contrary in this Agreement, each Party will be entitled to seek, in addition to any other right or remedy it may have, at law or in equity, a temporary restraining order or a preliminary injunction, without the posting of any bond or other security, enjoining or restraining the other Party from any violation or threatened violation of this Agreement, and the Parties agree that in the event of a threatened or actual material breach of this Agreement injunctive relief would be appropriate. Neither Party may recover any Losses relating to any matter arising under one provision of this Agreement to the extent that such Party has already recovered Losses with respect to such matter pursuant to other provisions of this Agreement (including recoveries under Section 10.1 (Indemnification by Roche) or Section 10.2 (Indemnification by Ionis)). Except for the offsets and credits explicitly set forth in Section 7.4.3(f)(i) (Additional Ionis Core Intellectual Property) and Section 7.8 (Audits), neither Party will have the right to set-off any amount it is owed or believes it is owed against payments due or payable to the other Party under this Agreement.

13.4.
Assignment and Successors. Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, without the other Party’s consent, to any of its Affiliates, to any purchaser of all or substantially all of its assets or all or substantially all of its assets to which this Agreement relates or to any successor corporation resulting from any merger, consolidation, share exchange or other similar transaction; provided, if a Party transfers or assigns this Agreement to [***], then such transferring Party (or such Affiliate) (“Transferring Party”), will [***] any payment that the Transferring Party is obligated to pay to the non-transferring Party (“Non-Transferring Party”) under ARTICLE 7 for the taxes withheld such that the Non-Transferring Party receives [***]. In addition, Ionis may assign or transfer its rights to receive payments under this Agreement (but no liabilities), without Roche’s consent, to an Affiliate or to a Third Party in connection with a payment factoring transaction. Any purported assignment or transfer made in contravention of this Section 13.4 (Assignment and Successors) will be null and void.  To the extent the Non-Transferring Party utilizes [***], the Non- Transferring Party will [***] to the Transferring Party [***]. To assist the Transferring Party in determining when [***], beginning with the first Annual tax return for the year in which the Transferring Party [***], and each year thereafter (including, for clarity, all years in which the Non-Transferring Party utilizes [***], the Non-Transferring Party will provide the Transferring Party with the Non-Transferring Party’s’ Annual tax returns (federal and state) and, in years in which the Non-Transferring Party utilizes [***], supporting documentation for such [***].

13.5.
Change of Control. If Ionis undergoes a Change of Control, then Roche shall have the right at any time after Handoff to disband the JSC and make unilateral decisions with respect to the R&D Plans, and the Development and Commercialization of Products with no obligation to seek input from Ionis or its successor, if applicable.

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13.6.
Force Majeure. No Party will be held responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in performing any obligation of this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying. For purposes of this Agreement, force majeure means a cause beyond the reasonable control of a Party, which may include acts of God; acts, regulations, or laws of any government; war; terrorism; civil commotion; fire, flood, earthquake, tornado, tsunami, explosion or storm; pandemic; epidemic and failure of public utilities or common carriers. In such event the Party so failing or delaying will immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice will be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled for up to a maximum of ninety (90) days, after which time the Parties will negotiate in good faith any modifications of the terms of this Agreement that may be necessary to arrive at an equitable solution, unless the Party giving such notice has set out a reasonable timeframe and plan to resolve the effects of such force majeure and executes such plan within such timeframe. To the extent possible, each Party will use reasonable efforts to minimize the duration of any force majeure.

13.7.
Notices. Any notice or request required or permitted to be given under or in connection with this Agreement will be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

If to Ionis, addressed to:	Ionis Pharmaceuticals, Inc. 2855 Gazelle Court Carlsbad, CA 92010 Attention: Chief Executive Officer

with a copy to:	Ionis Pharmaceuticals, Inc. 2855 Gazelle Court Carlsbad, CA 92010 Attention: General Counsel Email: [***]

If to Roche, addressed to:	F. Hoffmann-La Roche Ltd Grenzacherstrasse 124 4070 Basel, Switzerland Attention: Corporate Legal Department Fax: [***]

If to Roche, addressed to:	Hoffmann-La Roche Inc. 150 Clove Road, Suite 8 Little Falls, New Jersey 07424 Attention: Corporate Secretary Fax: [***]

with a copy to:	F. Hoffmann-La Roche Ltd Grenzacherstrasse 124 4070 Basel, Switzerland Attention: Alliance Manager Fax: [***]

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or to such other address for such Party as it will have specified by like notice to the other Party; provided that notices of a change of address will be effective only upon receipt thereof. If delivered personally or by facsimile transmission, the date of delivery will be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery will be deemed to be the next Business Day after such notice or request was deposited with such service. If sent by certified mail, the date of delivery will be deemed to be the third Business Day after such notice or request was deposited with the U.S. Postal Service.

13.8.
Invoices. All invoices that are required or permitted hereunder shall be in writing and sent by Ionis to Roche at the following address or any other address that Roche may later provide:
F. Hoffmann-La Roche AG
Kreditorenbuchhaltung
Grenzacherstrasse 124
CH - 4070 Basel
Upon Ionis’ request, Roche’s Alliance Manager will provide Ionis’ Alliance Manager with any additional information reasonably requested by Ionis to facilitate the prompt delivery of invoices to Roche, including an email address for sending invoices.

13.9.
Export Clause. Each Party acknowledges that the laws and regulations of the United States restrict the export and re-export of commodities and technical data of United States origin. Each Party agrees that it will not export or re-export restricted commodities or the technical data of the other Party in any form without the appropriate United States and foreign government licenses.

13.10.
Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances will be construed as a continuing waiver or subsequent waiver of such condition or term or of another condition or term.

13.11.
Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties will negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of such provision in any other jurisdiction.

13.12.
Entire Agreement. This Agreement, together with the Schedules and Appendices hereto, sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties regarding the subject matter hereof and supersedes and terminates all prior agreements and understanding between the Parties pertaining to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties regarding the subject matter hereof other than as set forth in this Agreement and the Schedules and Appendices hereto. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized representatives of the Parties.

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13.13.
Independent Contractors. Nothing herein will be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties. Each Party is an independent contractor. Neither Party will assume, either directly or indirectly, any liability of or for the other Party. Neither Party will have the authority to bind or obligate the other Party and neither Party will represent that it has such authority.

13.14.
Interpretation. Except as otherwise explicitly specified to the contrary, (a) references to a section, exhibit or schedule means a section of, or schedule or exhibit to this Agreement, unless another agreement is specified, (b) the word “including” (in its various forms) means “including without limitation,” (c) the words “will” and “shall” have the same meaning, (d) references to a particular statute or regulation include all rules and regulations thereunder and any predecessor or successor statute, rules or regulation, in each case as amended or otherwise modified from time to time, (e) words in the singular or plural form include the plural and singular form, respectively, (f) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement, (g) unless otherwise specified, “$” is in reference to United States dollars, and (h) the headings contained in this Agreement, and in any Appendix or Schedule to this Agreement are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Agreement.

13.15.
Further Actions. Each Party will execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

13.16.
Construction of Agreement. The terms and provisions of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement will be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement will be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement.

13.17.
Supremacy. In the event of any express conflict or inconsistency between this Agreement and any Schedule or Appendix hereto, the terms of this Agreement will apply. The Parties understand and agree that the Schedules and Appendices hereto are not intended to be the final and complete embodiment of any terms or provisions of this Agreement, and are to be updated from time to time during the Agreement Term, as appropriate and in accordance with the provisions of this Agreement.

Confidential	Execution Version
13.18.
Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. The Parties agree that execution of this Agreement by e-Signatures or by exchanging executed signature pages in .pdf format shall have the same legal force and effect as the exchange of original signatures. As used in this Section, “e-Signature” shall mean a signature that consists of one or more letters, characters, numbers or other symbols in digital form incorporated in, attached to or associated with the electronic document, that (a) is unique to the person executing the signature; (b) the technology or process used to make the signature is under the sole control of the person making the signature; (c) the technology or process can be used to identify the person using the technology or process; and (d) the electronic signature can be linked with an electronic document in such a way that it can be used to determine whether the electronic document has been changed since the electronic signature was incorporated in, attached to or associated with the electronic document.

[SIGNATURE PAGES FOLLOW]

* - * - * - *

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their representatives thereunto duly authorized as of the Effective Date.

F. Hoffmann-La Roche Ltd

By:	/s/ James Sabry
Name: James Sabry
Title: Global Head – Roche Pharma Partnering Date: September 26, 2023

By:	/s/ Stephanie Harloff
Name: Stephanie Harloff
Title: Legal Counsel – Legal Pharma Partnering
Date: September 26, 2023

Signature Page to Research, Development, and License Agreement

Confidential	Execution Version
IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their representatives thereunto duly authorized as of the Effective Date.

Hoffmann-La Roche Inc.

By:	/s/ Gerald Bohm
Name: Gerald Bohm
Title: Principal Counsel Associate General Counsel
Date: September 26, 2023

Signature Page to Research, Development, and License Agreement

Confidential	Execution Version
IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their representatives thereunto duly authorized as of the Effective Date.

Ionis Pharmaceuticals, Inc.

By:	/s/ Brett Monia
Name: Brett Monia
Title: Chief Executive Officer
Date: September 26, 2023

Signature Page to Research, Development, and License Agreement

Confidential	Execution Version
List of Appendices and Schedules

APPENDIX 1 – Definitions
APPENDIX 2 –R&D Plans
APPENDIX 3 – Success Criteria for Ionis Development Candidates
APPENDIX 4 – Handoff Data Package Criteria
APPENDIX 5 – Relevant Permitted Licenses as of the Effective Date
SCHEDULE 2.2 – [***]
SCHEDULE 3.4.1(b) – Ionis’ Fully Absorbed Cost of Goods
SCHEDULE 7.4.3(a)(ii) – [***]
SCHEDULE 9.2.4(a) – Ionis Core Technology Patents
SCHEDULE 9.2.4(b) – Ionis Manufacturing and Analytical Patents
SCHEDULE 9.2.4(c) – Ionis Product-Specific Patents
SCHEDULE 9.2.6 – Prior Agreements
SCHEDULE 11.5.9 – Transition Activities

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Appendix 1

DEFINITIONS

For purposes of this Agreement, the following capitalized terms will have the following meanings:

“[***]” means [***].

“Acceptance” means, with respect to an NDA, BLA, MAA or JNDA filed for a Product, (a) in the United States, the receipt of written notice from the FDA that such NDA or BLA is officially “filed,” (b) in the European Union, receipt of written notice of acceptance by the EMA of such MAA for filing under the centralized European procedure in accordance with any feedback received from European Regulatory Authorities; provided that if the centralized filing procedure is not used, then Acceptance will be determined upon the acceptance of such MAA by the applicable Regulatory Authority in a Major Market in the EU, and (c) in Japan, receipt of written notice of acceptance of filing of such JNDA from the Koseisho (i.e., the Japanese Ministry of Health and Welfare, or any successor agency thereto).

“Accounting Standard” means (a) the United States Generally Accepted Accounting Principles (“GAAP”) or (b) International Financial Reporting Standards of the International Accounting Standards Boards (“IFRS”), in each case ((a) and (b)) as generally and consistently applied throughout the applicable Person’s organization. Each Party will promptly notify the other Party in writing if such Party changes the Accounting Standards pursuant to which its records are maintained.

“Additional Ionis Core IP” has the meaning set forth in Section 7.4.3(f)(i)(1).

“Affiliate” of an entity means any corporation, firm, partnership or other entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with a Party to this Agreement. An entity will be deemed to control another entity if it
(i) owns, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of such other entity, or has other comparable ownership interest with respect to any entity other than a corporation; or (ii) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of the entity. Anything to the contrary in this paragraph notwithstanding, Chugai Pharmaceutical Co., Ltd, a Japanese corporation (“Chugai”), shall not be deemed an Affiliate of Roche unless Roche provides written notice to Ionis of its desire to include Chugai as an Affiliate of Roche.

“Agreement” has the meaning set forth in the Preamble of this Agreement.

“Agreement Term” has the meaning set forth in Section 11.1 (Agreement Term; Expiration).

“Alliance Manager” has the meaning set forth in Section 3.3.3 (Alliance Managers).

“Alzheimer’s Disease” means a neurodegenerative disease associated with cognitive disorders as per ICD 11.

“Annual” means the period covering a Calendar Year or occurring once per Calendar Year, as the context requires.

“API” means the bulk active pharmaceutical ingredient manufactured in accordance with cGMP (unless stated otherwise herein) for a Product. The quantity of API will be the as-is gross mass of the API after lyophilization (i.e., including such amounts of water, impurities, salt, heavy metals, etc., within the limits set forth in the API specifications) and before release, retention, stability or characterization samples are removed (if needed).

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“[***]” ([***]) means [***].

“Applicable Law” or “Law” means all applicable laws, statutes, rules, regulations and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, agency or other body, domestic or foreign, including any applicable rules, regulations, guidelines, or other requirements of the Regulatory Authorities that may be in effect from time to time.

“Approval” means (i) with respect to a Product in the EU, the earlier to occur of (A) approval from the applicable Regulatory Authority in at least one member state in the EU sufficient for the manufacture, distribution, use, marketing and sale of such Product, including pricing and reimbursement approval, in such jurisdiction in accordance with Applicable Laws, or (B) the First Commercial Sale of a Product in the EU; and (ii) with respect to a Product in any regulatory jurisdiction other than the EU, approval sufficient for the manufacture, distribution, use, marketing and sale of such Product in such jurisdiction in accordance with Applicable Laws.

“ASO” means a compound comprising a [***] Oligonucleotide.

“Audit Report” has the meaning set forth in Section 7.8 (Audits).

“Bankruptcy Code” has the meaning set forth in Section 11.2.5(b).

“BLA” means a biologics license application that is submitted to the FDA for a Product, pursuant to 21 C.F.R. § 601.2.

“Breaching Party” means the Party that is believed by the Non-Breaching Party to be in material breach of this Agreement.

“Business Day” means any day other than a Saturday or Sunday on which banking institutions in New York, New York are open for business.

“Calendar Quarter” means a period of three consecutive months ending on the last day of March, June, September, or December, respectively, and will also include the period beginning on the Effective Date and ending on the last day of the Calendar Quarter in which the Effective Date falls.

“Calendar Year” means a year beginning on January 1 (or, with respect to 2023, the Effective Date) and ending on December 31.

“CDA” has the meaning set forth in Section 12.2.

“cGMP” means current Good Manufacturing Practices as specified in the United States Code of Federal Regulations, ICH Guideline Q7A, or equivalent laws, rules, or regulations of an applicable Regulatory Authority at the time of manufacture.

“Change of Control” means, with respect to a Party: (a) the acquisition by any Third Party of beneficial ownership of more than fifty percent (50%) of the then outstanding common shares or voting power of such Party, other than acquisitions by employee benefit plans sponsored or maintained by such Party; (b) the consummation of a business combination involving such Party, unless, following such business combination, the stockholders of such Party immediately prior to such business combination beneficially own directly or indirectly more than fifty percent (50%) of the then outstanding common shares or voting power of the entity resulting from such business combination.

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“Claims” has the meaning set forth in Section 10.1 (Indemnification by Roche).

“Clinical Study” or “Clinical Studies” means a Phase 1 Trial, Phase 2 Trial, Phase 3 Trial, Pivotal Trial or Phase 4 Trial, or such other study in humans that is conducted in accordance with good clinical practices and is designed to generate data in support or maintenance of an NDA, BLA, MAA, JNDA or other similar marketing application.

“CMC” has the meaning set forth in Section 11.5.9(b).

“CMO” means a Third Party contract manufacturer Manufacturing API or Finished Drug Product for any purpose under this Agreement.

“Combination Product” means a Product that will be [***].

“Commercialize,” “Commercialization” or “Commercializing” means any and all activities directed to marketing, promoting, detailing, distributing, importing, having imported, exporting, having exported, selling or offering to sell a Product following receipt of Approval for a Product in the applicable country, including conducting pre-and post-Approval activities, including studies reasonably required to increase the market potential of a Product and studies to provide improved formulation and Product delivery, and launching and promoting a Product in each country.

“Commercializing Party” means (a) Roche, with respect to a Product that is being Developed and Commercialized by or on behalf of Roche, its Affiliates or Sublicensees hereunder, and (b) Ionis, with respect to a Discontinued Product that is being Developed and Commercialized by or on behalf of Ionis, its Affiliates or Sublicensees hereunder.

“Commercially Reasonable Efforts” means the carrying out of discovery, research, development or commercialization activities using good-faith commercially reasonable [***] efforts that the applicable Party would reasonably devote to a compound or product of similar market potential or profit potential at a similar stage in development or product life resulting from its own research efforts, based on conditions then prevailing and taking into account, without limitation, issues of safety and efficacy, regulatory authority-approved labeling, product profile, the competitiveness of alternative products in the marketplace, the likely timing of the product’s entry into the market, the patent and other proprietary position, the likelihood of approval and other relevant scientific, technical and commercial factors. The R&D Plans attached to this Agreement as of the Effective Date as APPENDIX 2 exemplify a level of diligence that meets the Commercially Reasonable Efforts standard required under this Agreement. Without limiting any of the foregoing, (A) Commercially Reasonable Efforts as it applies to Roche’s Development or Commercialization of a Product hereunder includes the use of Commercially Reasonable Efforts to perform the Roche R&D Activities designated under the R&D Plans [***]; and (B) Commercially Reasonable Efforts as it applies to Ionis’ Development of an Ionis Development Candidate hereunder includes the use of Commercially Reasonable Efforts to perform the Ionis R&D Activities designated under the R&D Plans in accordance with the timelines set forth therein. Roche [***].

“Companion Diagnostic IP” has the meaning set forth in Section 11.5.2 (License to Ionis for Companion Diagnostic Products).

“Companion Diagnostic Product” has the meaning set forth in Section 11.5.2 (License to Ionis for Companion Diagnostic Products).

“Competitive Infringement” has the meaning set forth in Section 8.6.1 (Duty to Notify of Competitive Infringement).

Confidential	Execution Version
“Compound” means an Oligonucleotide that is designed to bind to (a) the RNA that encodes [***], or (b) the RNA that encodes [***], in each case ((a) and (b)) that are (1) discovered by Ionis prior to the Effective Date or by Ionis on its own or in collaboration with Roche in the performance of the applicable R&D Plan or (2) designated as a Compound according to Section 3.6 (Follow-On Ionis Development Candidates).

“Compulsory Sublicense” means a sublicense granted to a Third Party, through the order, decree or grant of a governmental authority having competent jurisdiction, authorizing such Third Party to manufacture, use, sale, offer for sale, import or export a Product in any country.

“Compulsory Sublicensee” means a Third Party that was granted a Compulsory Sublicense.

“Confidential Information” has the meaning set forth in Section 12.1 (Confidentiality; Exceptions). “Confidential Information” does not include information that:

(a)
was in the lawful knowledge and possession of the Receiving Party or its Affiliates prior to the time it was disclosed to, or learned by, the Receiving Party or its Affiliates, or was otherwise developed independently by the Receiving Party or its Affiliates, as evidenced by written records kept in the ordinary course of business, or other documentary proof of actual use by the Receiving Party or its Affiliates;

(b)	was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party or its Affiliates;

(c)
became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party or its Affiliates in breach of this Agreement; or

(d)
was disclosed to the Receiving Party or its Affiliates, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party or its Affiliates not to disclose such information to others.

“Control” or “Controlled” means possession of the ability to grant a license or sublicense hereunder without violating the terms of any agreement with any Third Party; provided, however, that if a Party has a right to grant a license or sublicense, with respect to an item of intellectual property to the other Party only upon payment of compensation (including milestones or royalties) to a Third Party (“Third Party Compensation”), then the first Party will be deemed to have “Control” of the relevant item of intellectual property only if the other Party agrees to bear the cost of such Third Party Compensation. Notwithstanding anything to the contrary under this Agreement, with respect to any Third Party that becomes an Affiliate of a Party after the Effective Date (including a Third Party acquirer), no intellectual property of such Third Party will be included in the licenses granted hereunder by virtue of such Third Party becoming an Affiliate of such Party.

“Costs” means, with respect to particular activities performed, or to be performed, by Ionis, Ionis’ time incurred in performing such activities, at the FTE Rate, and the out-of-pocket expenses incurred by or on behalf of Ionis in connection with the performance of such activities.

“Cover,” “Covered” or “Covering” means, with respect to a patent, that the act of making, using or selling by an unauthorized Person would infringe a Valid Claim included in such patent, or in the case of a patent that is a patent application, would infringe a Valid Claim in such patent application if it were to issue as a patent.

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“Develop,” “Developing” or “Development” means with respect to a Product, any and all preclinical (i.e., IND-Enabling Toxicology Studies), clinical, or regulatory activity with respect to a Product to seek Approval (including the submission of all necessary filings with applicable Regulatory Authorities to support such preclinical and clinical activities and Approval), including human clinical trials conducted after Approval of a Product to seek Approval for additional indications for a Product.

“Development Candidate Data Package” means, with respect to a Compound, either (a) the data package Ionis presents to the JSC as the basis for deciding whether to designate such Compound an Ionis Development Candidate; provided such package meets the Success Criteria listed in APPENDIX 3.

“Development Candidate Data Package Deficiency Notice” has the meaning set forth in Section 3.1.3(a).

“Disclosing Party” has the meaning set forth in Section 12.1 (Confidentiality; Exceptions).

“Discontinued Product” means a Product that is the subject of a termination under this Agreement.

“Effective Date” has the meaning set forth in the Preamble of this Agreement.

“EMA” means the European Medicines Agency and any successor entity thereto.

“European Union” or “EU” means each and every country or territory that is officially part of the European Union.

“Executives” has the meaning set forth in Section 13.1.1 (Escalation).

“[***]” has the meaning set forth in Section 7.3.2(b) ([***]).

“[***]” has the meaning set forth in Section 7.3.1(b) ([***]).

“FDA” means the United States Food and Drug Administration and any successor entity thereto.

“FDCA” shall mean the United States Food, Drug and Cosmetics Act.

“Field” means all prophylactic or therapeutic uses for any indication in humans.

“Finished Drug Product” means any drug product containing API as an active ingredient in finished bulk form for the Development or Commercialization of a Product by a Party under this Agreement.

“First Commercial Sale” means, on a country-by-country basis, the first invoiced sale of a Product to a Third Party by Roche following the receipt of any Regulatory Approval (including pricing and reimbursement approvals) required for the sale of such Product, or if no such Regulatory Approval is required, the date of the first invoiced sale of a Product to a Third Party by Roche in such country.

“Follow-On Ionis Development Candidate” means a Compound comprising [***] that is designated as a Follow-On Ionis Development Candidate under either Section 3.6.1 (Follow-On Ionis Development Candidate [***]) or Section 3.6.2 (Follow-On Development Candidates [***]), as applicable, and that, in each case, is reasonably likely to be Covered by a composition of matter patent that is different from the composition of matter patent within the Patent Rights Covering another Compound directed to the same Target.

“FTE” means a total of [***] weeks or [***] hours per year of work on the Development of a Product carried out by employees of a Party having the appropriate relevant expertise to conduct such activities. For clarity, the FTE Rate and out-of-pocket costs must not include duplicative costs.

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“FTE Rate” means the amount of $[***] per FTE, on a fully burdened cost basis. The FTE Rate will be increased each Calendar Year after [***] by the [***].

“Fully Burdened Manufacturing Cost” or “FBMC” means for the Manufacture of the Product or Ionis Development Candidate the following: [***].

“Generic Product” shall mean, with respect to a Product in a country, a pharmaceutical product (other than such Product) that (a) is sold by a Third Party other than a Sublicensee under license from Roche in such country, (b) is authorized for use in such country in one or more of the indications for which such Product has Regulatory Approval in such country, and (c) either (i) contains the same active pharmaceutical ingredient(s) as such Product or (ii) is a product approved by way of an abbreviated regulatory mechanism by the Regulatory Authority in such country that, in each case, meets the equivalency determination by the applicable Regulatory Authority (including a determination that the produce is “comparable,” “interchangeable,” “bioequivalent,” “biosimilar,” or other term of similar meaning, if applicable, with respect to such Product). A product shall not be considered to be a Generic Product if (x) Roche or any of its Affiliates or Sublicensees was involved in or authorized the development or commercialization of such product, (y) Roche or any of its Affiliates or Sublicensees has granted a license to such Third Party in respect of such product, or (z) such product is commercialized by any Person who obtained such product in a chain of distribution that included Roche or any of its Affiliates or Sublicensees.

“Group Sublicensee” means any individual, corporation, association or other business entity:

(i)	to which Roche has granted a sublicense or license under any Licensed Technology or Roche Technology, as the case may be, in accordance with the terms of this Agreement;

(ii)	that is not an Affiliate of Roche; and

(iii)	that is consolidated within Roche’s externally published audited financial statements,

(iv)	excluding Chugai unless Roche explicitly includes Chugai as an Affiliate pursuant to the “Affiliate” definition.

“Handoff” has the meaning set forth in Section 3.1.5 (Ionis Development Candidate Handoff).

“Handoff Data Package” means, with respect to an Ionis Development Candidate, the pharmacology, toxicology, histology and pharmacokinetic data generated from the IND- Enabling Toxicology Studies under the R&D Plan for such Ionis Development Candidate.

“Handoff Data Package Criteria” means the criteria a Handoff Data Package must meet in order for Handoff to occur in accordance with Section 3.1.5 (Handoff), which criteria are set forth as of the Effective Date in APPENDIX 4.

“Handoff Period” has the meaning set forth in Section 2.1.

“Huntington’s Disease” means the hereditary disorder caused by mutation associated with trinucleotide repeat expansion in the Huntingtin gene on chromosome 4p as defined in the ICD 11.

“IND” means an Investigational New Drug Application (as defined in the Food, Drug and Cosmetic Act, as amended) filed with the FDA or its foreign counterparts.

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“IND-Enabling Toxicology Studies” means the pre-clinical toxicology studies conducted in compliance with current Good Laboratory Practice (“cGLP”) which are required to file an IND, which will consist of one 13-week cGLP rodent toxicology study and one 5-week cGLP non- human primate toxicology study.

“Indemnitee” has the meaning set forth in Section 10.3 (Procedure).

“[***]” or “[***]” means [***].

“Initiation” or “Initiate” means, (i) with respect to any IND-Enabling Toxicology Study, dosing of the first animal subject in such IND-Enabling Toxicology Study, and (ii) with respect to any Clinical Study performed by Roche, its Affiliates or Sublicensees, the date the first patient is dosed with a Product in such Clinical Study.

“Ionis” has the meaning set forth in the Preamble of this Agreement.

“Ionis Collaboration Know-How” means Know-How discovered, developed, invented or created solely by or on behalf of Ionis or its Affiliate or a Third Party acting on their behalf in the performance of activities under this Agreement, that is necessary or useful to Develop, Manufacture or Commercialize a Product in the Field.

“Ionis Collaboration Patents” means Patent Rights invented solely by or on behalf of Ionis or its Affiliate or a Third Party acting on their behalf in the performance of activities under this Agreement, that are necessary or useful to Develop, Manufacture or Commercialize a Product in the Field. Ionis Collaboration Patents do not include the Ionis Product-Specific Patents.

“Ionis Collaboration Technology” means Ionis Collaboration Know-How and Ionis Collaboration Patents, and Ionis’ interest in any Joint Collaboration Technology.

“Ionis Core Technology Patents” means all Patent Rights owned, used, developed by, or licensed to Ionis or its Affiliates, in each case to the extent Controlled by Ionis or its Affiliates on the Effective Date or at any time during the Agreement Term, claiming subject matter generally applicable to Oligonucleotides, other than Ionis Product-Specific Patents or Ionis Manufacturing and Analytical Patents. A representative list of Ionis Core Technology Patents as of the Effective Date is set forth on SCHEDULE 9.2.4(a) attached hereto.

“Ionis Development Candidate” means a Compound discovered by Ionis in performing the R&D Plan that is reasonably determined by the JSC as ready to start IND-Enabling Toxicology Studies in accordance with Section 3.1.3 (Ionis Development Candidate Designation; IND- Enabling Toxicology Study Costs).

“Ionis’ Fully Absorbed Cost of Goods” means the costs incurred by Ionis as determined using the methodology set forth in SCHEDULE 3.4.1(b), fairly applied and as employed on a consistent basis throughout Ionis’ operations.

“Ionis Internal Oligonucleotide Safety Database” has the meaning set forth in Section 6.3.2(a).

“Ionis Know-How” means any Know-How, including Ionis’ interest in any Joint Collaboration Know-How, owned, used, developed by, or licensed to Ionis or its Affiliates, in each case to the extent Controlled by Ionis or its Affiliates on the Effective Date or at any time during the Agreement Term. Ionis Know-How does not include the Ionis Manufacturing and Analytical Know-How.

“Ionis Manufacturing and Analytical Know-How” means Know-How, including Ionis’ interest in any Joint Collaboration Know-How, that relates to the synthesis or analysis of a Product regardless of sequence or chemical modification, owned, used, developed by, or licensed to Ionis or its Affiliates, in each case to the extent Controlled by Ionis or its Affiliates on the Effective Date or at any time during the Agreement Term. Ionis Manufacturing and Analytical Know-How does not include the Ionis Know-How.

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“Ionis Manufacturing and Analytical Patents” means Patent Rights, including Ionis’ interest in any Joint Collaboration Patents, that claim methods and materials used in the synthesis or analysis of a Product regardless of sequence or chemical modification, owned, used, developed by, or licensed to Ionis or its Affiliates, in each case to the extent Controlled by Ionis or its Affiliates on the Effective Date or at any time during the Agreement Term. A representative list of Ionis Manufacturing and Analytical Patents as of the Effective Date is set forth on SCHEDULE 9.2.4.(b) attached hereto. Ionis Manufacturing and Analytical Patents do not include the Ionis Product-Specific Patents or the Ionis Core Technology Patents.

“Ionis Product-Specific Patents” means Patent Rights Controlled by Ionis or any of its Affiliates on or after the Effective Date claiming (i) the specific composition of matter of an Ionis Development Candidate; (ii) methods of using an Ionis Development Candidate as a prophylactic or therapeutic; or (iii) the specific mechanism of action of an Ionis Development Candidate, in each case to the extent necessary to Develop, Manufacture or Commercialize an Ionis Development Candidate; provided however, Patent Rights Controlled by Ionis or any of its Affiliates that (y) include claims that are directed to subject matter applicable to Oligonucleotides in general, or (z) include an Oligonucleotide, the sequence of which targets both (1) the RNA that encodes [***] or [***] and (2) Oligonucleotides that do not target the RNA encoding [***] or [***], will not be considered Ionis Product-Specific Patents, and in the case of (y) and (z), such Patent Rights will be considered Ionis Core Technology Patents. A list of Ionis Product-Specific Patents as of the Effective Date is set forth on SCHEDULE 9.2.4(c) attached hereto.

“Ionis R&D Activities” means the research and/or pre-clinical activities for which Ionis is designated as responsible under an R&D Plan.

“[***]” has the meaning set forth in Section 7.4.3(e) ([***]).

“Japan NDA” or “JNDA” means the Japanese equivalent of an NDA filed with the Koseisho (i.e., the Japanese Ministry of Health and Welfare, or any successor agency thereto).

“JMC” has the meaning set forth in Section 3.3.2(a) (Establishment; Composition; Dissolution).

“JNDA Approval” means the Approval of a JNDA by the Koseisho (i.e., the Japanese Ministry of Health and Welfare, or any successor agency thereto) for the applicable Product in Japan.

“Joint Patent Committee” or “JPC” has the meaning set forth in Section 8.2.1 (Establishment).

“Joint Collaboration Know-How” means Know-How discovered, developed, invented or created jointly in the performance of activities under this Agreement by or on behalf of both Parties or their respective Affiliates or Third Parties acting on their behalf that is necessary or useful to Develop, Manufacture or Commercialize a Product in the Field.

“Joint Collaboration Patents” means any Patent Rights invented jointly in the performance of activities under this Agreement by or on behalf of both Parties or their respective Affiliates or Third Parties acting on their behalf that is necessary or useful to Develop, Manufacture or Commercialize a Product in the Field.

“Joint Collaboration Technology” means Joint Collaboration Know-How and Joint Collaboration Patents.

“JSC” has the meaning set forth in Section 3.3.1(a) (Establishment; Composition; Working Groups; Dissolution).

“[***] Communications” means [***].

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“Key Regulatory Submissions” means, with respect to a Product, (a) [***], (b) [***], (c) [***], (d) [***], and (e) [***].

“Know-How” means unpatented inventions, technical information, know-how and materials, including technology, data, compositions, formulas, biological materials, assays, reagents, constructs, compounds, discoveries, procedures, processes, practices, protocols, methods, techniques, results of experimentation or testing, knowledge, trade secrets, skill and experience.

“Lead Party” has the meaning set forth in Section 8.5.1 (Third-Party Claims Regarding Products).

“Licensed CMO” has the meaning set forth in Section 5.1.4(a)(ii).

“Licensed Know-How” means Ionis Manufacturing and Analytical Know-How, Ionis Know- How, Ionis Collaboration Know-How, and Ionis’ interest in any Joint Collaboration Know- How. For clarity, Licensed Know-How does not include any Know-How covering formulation technology or delivery devices unless such Know-How is included in any Ionis Collaboration Know-How or Joint Collaboration Know-How.

“Licensed Patents” means the Ionis Product-Specific Patents, Ionis Core Technology Patents, Ionis Manufacturing and Analytical Patents, Ionis Collaboration Patents, and Ionis’ interest in any Joint Collaboration Patents. For clarity, Licensed Patents do not include any Patent Rights claiming formulation technology or delivery devices unless such Patent Rights are included in any Ionis Collaboration Patents or Joint Collaboration Patents.

“Licensed Technology” means any and all Licensed Patents and Licensed Know-How, in each case to the extent necessary or useful to Develop, Manufacture or Commercialize a Product.

“Losses” has the meaning set forth in Section 10.1 (Indemnification by Roche).

“[***]” ([***]) means [***].

“MAA” means a marketing authorization application filed with the EMA after completion of Clinical Studies to obtain Approval for a Product under the centralized European filing procedure or, if the centralized EMA filing procedure is not used, filed using the applicable procedures in any European Union country.

“MAA Approval” means the Approval of an MAA by the EMA for a Product in any country in the EU.

“Major Market” means any of the following countries: the United States, the United Kingdom, Germany, France, Italy, Spain.

“Manufacture” or “Manufactured” or “Manufacturing” means any activity involved in or relating to the manufacturing, quality control testing (including in-process, release and stability testing), releasing or packaging, for pre-clinical and clinical purposes, of API or a Product in finished form.

“Milestone Event” means a milestone event listed in TABLE 1 of Section 7.3.1 (Development Milestones for [***]), TABLE 2 of Section 7.3.2 (Development Milestones for [***]), or TABLE 3 of Section 7.3.3 (Milestone Payments for First Achievement of Sales Milestone Event by an [***] Product).

“NDA” means a New Drug Application filed with the FDA after completion of Clinical Studies to obtain Approval for a Product in the United States.

“NDA Approval” means the Approval of an NDA by the FDA for a Product in the U.S.

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“Net Sales” of a Product in a particular period will mean the amount calculated by subtracting from the Sales of such Product for such period: (A) a lump sum deduction of [***] of Sales under item (i) of the “Sales” definition in lieu of those deductions that are not accounted for on a Product-by-Product basis (e.g., freight, postage charges, transportation insurance, packing materials for dispatch of goods, custom duties); (B) uncollectible amounts accrued during such period based on a proportional allocation of the total bad debts accrued during such period; (C) credit card charges (including processing fees) accrued during such period on such Sales; and (D) government mandated fees and taxes and other government charges accrued during such period for such Product including, for example, any fees, taxes or other charges that become due in connection with any healthcare reform, change in government pricing or discounting schemes, or other action of a government or regulatory body; provided that the foregoing deductions under (A) to (D) were not already taken as a gross-to-net deduction in accordance with the then currently used International Financial Reporting Standards (IFRS) in the calculation of Sales of such Product for such period.

“New Third Party Licenses” has the meaning set forth in Section 9.3.2.

“Non-Breaching Party” means the Party that believes the Breaching Party is in material breach of this Agreement.

“Non-Transferring Party” has the meaning set forth in Section 13.4 (Assignment and Successors).

“Oligonucleotide” means an oligonucleotide compound, or analog or variant thereof, having [***] and is designed to inhibit expression of a gene target via the binding, partially or wholly, of such compound to the RNA transcript of such gene target. For clarity, [***].

“[***]” means [***].

“Party” or “Parties” means Roche and Ionis individually or collectively.

“Patent Costs” means the reasonable fees and expenses paid to outside legal counsel, and filing, maintenance and other reasonable out-of-pocket expenses paid to Third Parties, incurred in connection with the Prosecution and Maintenance of Patent Rights.

“Patent Rights” means (a) patents, patent applications and similar government-issued rights protecting inventions in any country or jurisdiction however denominated, (b) all priority applications, divisionals, continuations, substitutions, continuations-in-part of and similar applications claiming priority to any of the foregoing, and (c) all patents and similar government-issued rights protecting inventions issuing on any of the foregoing applications, together with all registrations, reissues, renewals, re-examinations, confirmations, supplementary protection certificates, and extensions of any of (a), (b) or (c).

“Permitted Licenses” means (1) licenses granted by Ionis before or after the Effective Date to any Third Party under the Ionis Core Technology Patents, the Ionis Manufacturing and Analytical Patents, or the Ionis Manufacturing and Analytical Know-How (but not under the Ionis Product-Specific Patents) to (a) use oligonucleotides (or supply oligonucleotides to end users) solely to conduct pre-clinical research, or (b) enable such Third Party to manufacture or formulate oligonucleotides, where Ionis does not assist such Third Party to identify, discover or make a Compound or Product; and (2) material transfer agreements with academic collaborators or non-profit institutions solely to conduct noncommercial research. A list of relevant Permitted Licenses as of the Effective Date is set forth on APPENDIX 5 attached hereto.

“Person” will mean any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual.

“Phase 1 Trial” means the initial clinical testing of a Product in humans (first-in-humans study) in any country that is designed to satisfy the requirements of 21 C.F.R. § 312.21(a), as amended from time to time, or a foreign equivalent thereof.

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“Phase 2 Trial” means, with respect to a Product, a human clinical study for which the primary endpoints include a determination of safety, dose ranges, or an indication of efficacy of such Product in patients being studied as described in 21 C.F.R. § 312.21(b), as amended from time to time, or a foreign equivalent thereof.

“Phase 3 Trial” means, with respect to a Product, a human clinical study that is prospectively designed, along with other Phase 3 Trials, to demonstrate statistically whether such Product is safe and efficacious for use in humans in the indication being investigated as described in 21
C.F.R. § 312.21(c), as amended from time to time, or a foreign equivalent thereof.

“Phase 4 Trial” means (i) any Clinical Study conducted to satisfy a requirement of a Regulatory Authority in order to maintain Approval, or (ii) any Clinical Study conducted after the first Approval in the same disease state for which a Product received Approval other than for purposes of obtaining Approval.

“PII/Samples” has the meaning set forth in Section 11.6.5(b).

“Pivotal Trial” means (a) a Phase 3 Trial, or (b) a human Clinical Study of a Product that satisfies the requirements of 21 C.F.R. § 312.21(c) and is a registration trial on a sufficient number of patients designed to establish statistically significant efficacy and safety of such Product for its target patient population, and to determine warnings, precautions and adverse reactions that are associated with such Product in the dosage range to be prescribed, for the purpose of enabling the preparation and submission of an application for an NDA, BLA, MAA or similar application for marketing approval to the competent Regulatory Authorities in a given country, as evidenced by (i) an agreement with or statement from the FDA on a Special Protocol Assessment or equivalent in another country, or (ii) other guidance or minutes issued by the FDA, for such registration trial or equivalent in another country, or (iii) Roche’s public statements, with respect to each, where the results of such clinical trial are intended (if supportive) to be used to establish both safety and efficacy of such product in patients that are the subject of such trial and serve as the basis for obtaining initial or supplemental Approval in the United States of such Product.

“Pre-Clinical Studies” means in vitro and in vivo studies of a Product, not in humans, including those studies conducted in whole animals and other test systems, designed to determine the toxicity, bioavailability, and pharmacokinetics of a Product and whether a Product has a desired effect.

“[***]” has the meaning set forth in Section 4.1.1 ([***] Exclusivity Covenants Before Handoff).

“Prior Agreements” means the agreements listed on SCHEDULE 9.2.6 attached hereto.

“Proceeding” means an action, suit or proceeding.

“Product” means a product, including without limitation any Combination Product, containing an Ionis Development Candidate, a Follow-On Ionis Development Candidate or a Compound as an active pharmaceutical ingredient, regardless of its finished form, formulation or dosage. One Product may be distinguished from another Product by the Compound being a distinctive active pharmaceutical ingredient.

“Program” means, respectively, the research program to be carried out under the R&D Plan for (a) the Ionis Development Candidates for [***], or (b) the Ionis Development Candidates for [***].

“Program Patents” has the meaning set forth in Section 8.2.1 (Establishment).

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“Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent Right, the preparing, filing, prosecuting and maintenance of such Patent Right, as well as handling re-examinations, reissues, and requests for patent term extensions with respect to such Patent Right, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to the particular Patent Right. For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” will not include any other enforcement actions taken with respect to a Patent Right.

“R&D Plan” means, for each Target, the research and preclinical development plan attached hereto as APPENDIX 2 (as may be amended in accordance with this Agreement) to conduct certain research, pre-clinical, and clinical activities for the purpose of designating at least one Ionis Development Candidate directed against such Target and delivering a Handoff Data Package with respect to such Ionis Development Candidate.

“Receiving Party” has the meaning set forth in Section 12.1 (Confidentiality; Exceptions).

“Regulatory Approval” means any approvals, licenses, registrations or authorizations by a Regulatory Authority, necessary for the sale of a Product in the Field in a regulatory jurisdiction in the Territory.

“Regulatory Authority” shall mean any national, supranational (e.g., the European Commission, the Council of the European Union, the European Medicines Agency), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity including the FDA, in each country involved in the granting of regulatory approval for the Product.

“Related Compound” means, with respect to an Ionis Development Candidate, all other Compounds Ionis’ RMC considered as possible Ionis Development Candidates in connection with its review of Compounds generated under the applicable R&D Plan to propose a potential Ionis Development Candidate.

“[***]” has the meaning set forth in Section 7.4.3(a)(i).

“[***]” has the meaning set forth in Section 7.4.3(a)(ii).

“RMC” has the meaning set forth in Section 3.1.3(a).

“Roche” has the meaning set forth in the Preamble of this Agreement.

“[***]” has the meaning set forth in Section 2.2.

“Roche Collaboration Know-How” means Know-How discovered, developed, invented or created solely by or on behalf of Roche or its Affiliate or a Third Party acting on their behalf in the performance of activities under this Agreement, that is necessary or useful to Develop, Manufacture or Commercialize a Product in the Field.

“Roche Collaboration Patents” means Patent Rights discovered, developed, invented or created solely by or on behalf of Roche or its Affiliate or a Third Party acting on their behalf in the performance of activities under this Agreement, that are necessary or useful to Develop, Manufacture or Commercialize a Product in the Field.

“Roche Collaboration Technology” means Roche Collaboration Know-How, Roche Collaboration Patents, Roche interest in any Joint Collaboration Technology.

“Roche Know-How” means any Know-How that (i) did not arise in connection with the performance of an R&D Plan, (ii) is owned, used, developed by, or licensed to Roche or its Affiliates, and (iii) is necessary or useful to Develop, Manufacture or Commercialize a Product in the Field, in each case to the extent Controlled by Roche or its Affiliates on the Effective Date or at any time during the Agreement Term.

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“Roche Patents” means any Patent Rights that are owned, used, developed by, or licensed to Roche or its Affiliates, and are necessary or useful to Develop, Manufacture or Commercialize a Product in the Field, in each case to the extent Controlled by Roche or its Affiliates on the Effective Date or at any time during the Agreement Term. Roche Patents include the Roche Collaboration Patents and Roche’s interest in any Joint Collaboration Patent.

“Roche-Prosecuted Patents” has the meaning set forth in Section 8.3.4(b).

“Roche R&D Activities” means the research, pre-clinical and/or clinical activities for which Roche is designated as responsible under an R&D Plan.

“Roche Technology” means Roche’s interest in Roche Collaboration Technology, Roche Know-How, Roche Patents and any trademarks described in Section 5.1.7 (Trademarks for Products), owned, used, developed by, or licensed to Roche or its Affiliates that is necessary or useful to Develop, Manufacture or Commercialize a Product.

“Royalty Term” has the meaning set forth in Section 7.4.2 (Royalty Term).

“Sales” of a Product in a particular period will mean the sum of (i) and (ii):

(i)
the amount stated in Roche sales line of its externally published audited financial statements with respect to such Product for such period (excluding sales to any Sublicensee that are used for research or Development or re-sold by such Sublicensee as sales under item (ii) below). This amount reflects the gross invoice price at which such Product was sold or otherwise disposed of (other than for use as clinical supplies or free samples) by Roche/Genentech, its Affiliates and Group Sublicensees to Third Parties (excluding sales to any Sublicensee that are used for research or Development or re-sold by such Sublicensee as sales under item (ii) below) in such period reduced by gross-to- net deductions, if not previously deducted from such invoiced amount, taken in accordance with the then currently used International Financial Reporting Standards (IFRS).

For clarity, any sales by a Compulsory Sublicensee are excluded from Sales (but sharing of Compulsory Sublicense compensation received by Roche or any of its Affiliates or Sublicensees will be subject to Section 7.3.3 (Milestone Payments for First Achievement of Sales Milestone Event by an [***] Product) and Section 8.6.4 (Share of Recoveries)).

By way of example, the gross-to-net deductions taken in accordance with International Financial Reporting Standards (IFRS) as of the Effective Date include the following:

(a)
credits, reserves or allowances granted for (w) damaged, outdated, returned, rejected, withdrawn or recalled Product, (x) wastage replacement and short-shipments, (y) billing errors and (z) indigent patient and similar programs (e.g., price capitation);

(b)	governmental price reductions and government mandated rebates;

(c)	chargebacks, including those granted to wholesalers, buying groups and retailers;

(d)	customer rebates, including cash sales incentives for prompt payment, cash and volume discounts; and

(e)	taxes, duties and any other governmental charges or levies imposed upon or measured by the import, export, use, manufacture or sale of a Product (excluding income or franchise taxes).

For the purpose of clarity, sales by Roche/Genentech and its Affiliates to any Sublicensee and/or Group Sublicensee that are used for research or Development or re- sold by such Sublicensee or Group Sublicensee as sales under item (ii) below will be excluded from “Sales” calculated under this item (i).

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(ii)
Sublicensee (excluding Compulsory Sublicensee) sales amounts reported to Roche and its Affiliates in accordance with Sublicensee contractual terms and their then currently used accounting standards. For the purpose of clarity, any Sublicensee sales as reported to Roche in accordance with Compulsory Sublicense agreements will be excluded from the Sales amount.

“Step-In Party” has the meaning set forth in Section 8.5.1 (Third-Party Claims Regarding Products).

“Sublicensee” means a Third Party to whom a Party or its Affiliates or Sublicensees has granted a sublicense or license under any Licensed Technology or Roche Technology, as the case may be, licensed to such Party in accordance with the terms of this Agreement.

“Submission” has the meaning set forth in SCHEDULE 7.4.3(a)(ii).

“[***]” has the meaning set forth in Section 7.3.2(b) ([***]).

“[***]” has the meaning set forth in Section 7.3.1(b) ([***]).

“[***]” means either a [***] or a [***], as applicable.

“Success Criteria” means the success criteria for an Ionis Development Candidate for the applicable Program as set out in APPENDIX 3.

“Target” has the meaning set forth in Section 2.1.

“Technology Transfer Plan” has the meaning set forth in Section 3.5 (Technology Transfer Implementation).

“Territory” means worldwide.

“Third Party” means a Person or entity other than the Parties or their respective Affiliates.

“Third Party Obligations” means any financial and non-financial encumbrances, obligations, restrictions, or limitations imposed by an agreement between Ionis and a Third Party that relate to a Product, [***] or [***], including field or territory restrictions, covenants, milestone payments, diligence obligations, sublicense revenue, royalties, or other payments.

“Transferring Party” has the meaning set forth in Section 13.4 (Assignment and Successors).

“Transition Activities” has the meaning set forth in Section 11.5.9 (Transition Activities).

“United States” or “U.S.” means the fifty states of the United States of America and all of its territories and possessions and the District of Columbia.

“Valid Claim” means a claim (i) of any issued, unexpired United States or foreign Patent Right, which will not, in the country of issuance, have been donated to the public, disclaimed, nor held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision, or (ii) of any United States or foreign patent application within a Patent Right, which will not, in the country in question, have been cancelled, withdrawn, abandoned nor been pending for more than seven (7) years, not including in calculating such seven-year period of time in which such application is in interference or opposition or similar proceedings or time in which a decision of an examiner is being appealed. Notwithstanding the foregoing, on a country-by-country basis, a patent application pending for more than seven years will not be considered to have any Valid Claim for purposes of this Agreement unless and until a patent meeting the criteria set forth in clause (i) above with respect to such application issues.

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Appendix 2

R&D Plan(s)

[***]

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Appendix 3

Success Criteria

[***]

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Appendix 4

Handoff Data Package Criteria

[***]

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Appendix 5

Relevant Permitted Licenses as of the Effective Date

1.	[***].

2.	[***].

3.	[***].

4.	[***].

5.	[***].

6.	[***].

7.	[***].

8.	[***].

9.	[***].

10.	[***].

11.	[***].

12.	[***].

13.	[***].

14.	[***].

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Schedule 2.2

[***]

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SCHEDULE 3.4.1(a)

Ionis’ Fully Absorbed Cost of Goods

[***]

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SCHEDULE 7.4.3(a)(ii)

[***]

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SCHEDULE 9.2.4(a)

Representative Ionis Core Technology Patents

Ionis Docket Number	Country/Treaty	Application/ Patent Number	Grant Date	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Ionis Docket Number	Country/Treaty	Application/ Patent Number	Grant Date	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Ionis Docket Number	Country/Treaty	Application/ Patent Number	Grant Date	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]

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Ionis Docket Number	Country/Treaty	Application/ Patent Number	Grant Date	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]

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Ionis Docket Number	Country/Treaty	Application/ Patent Number	Grant Date	Title
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]

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Ionis Docket Number	Country/Treaty	Application/ Patent Number	Grant Date	Title
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]

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SCHEDULE 9.2.4 (b)

Ionis Manufacturing and Analytical Patents

Ionis Docket Number	Country	Application/ Patent Number	Grant Date	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Ionis Docket Number	Country	Application/ Patent Number	Grant Date	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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Ionis Docket Number	Country	Application/ Patent Number	Grant Date	Title
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]

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SCHEDULE 9.2.4 (c)

Ionis Product-Specific Patents

Ionis File No.	Country	Status	Application No.	Filing Date	Title
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

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Schedule 9.2.6

Prior Agreements

1.	[***].

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Schedule 11.5.9

Transition Activities

[***]